SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                                                                      [ ] Confidential, for Use of the Commission
                                                                                                                      Only (as permitted by Rule 14a-6(e)(2))

[X ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12

RUDDICK CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
     Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

 [ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

 <Page

RUDDICK CORPORATION

301 S. Tryon Street, Suite 1800
Charlotte, North Carolina 28202

December 23, 2002

TO THE SHAREHOLDERS OF
               RUDDICK CORPORATION

          The Annual Meeting of the Shareholders of your Company will be held in the Auditorium, 12th Floor, Two Wachovia Center, 301 S. Tryon Street, Charlotte, North Carolina, on Thursday, February 20, 2003 at 10:00 A.M., local time. The Notice of the Annual Meeting of Shareholders and the Proxy Statement containing detailed information about the business to be transacted at the meeting, as well as a form of proxy, are enclosed.

          Detailed information relating to the Company's activities and operating performance is contained in our 2002 Annual Report, which is also enclosed.

          You are cordially invited to attend the Annual Meeting of Shareholders in person. We would appreciate your signing and returning your proxy in the enclosed postage-paid return envelope so that your shares can be voted in the event you are unable to attend the meeting. Your proxy will be returned to you if you are present at the meeting and so request.

                                                                                 Sincerely,

                                                                                  /s/ THOMAS W. DICKSON
                                                                                  Thomas W. Dickson
                                                                                   President and Chief Executive Officer

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RUDDICK CORPORATION

Notice of Annual Meeting of Shareholders

To be held on
February 20, 2003

To our Shareholders:

      The Annual Meeting of the Shareholders of Ruddick Corporation will be held in the Auditorium, 12th Floor, Two Wachovia Center, 301 S. Tryon Street, Charlotte, North Carolina, on Thursday, February 20, 2003, at 10:00 A.M., local time, for the following purposes:

1. To elect four directors of the Company for three-year terms, one director of the
    Company for a two-year term and one director of the Company for a one-year term;

2. To consider and vote upon a proposal to approve the Company's 2002 Comprehensive
     Stock Option and Award Plan; and

3. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

        Pursuant to the provisions of the North Carolina Business Corporation Act, December 13, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting, and accordingly, only holders of the Company's Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

      You are cordially invited to attend the Annual Meeting. In the event you will be unable to attend, please sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the Annual Meeting. A return envelope is enclosed for your convenience.

      By order of the Board of Directors.

                                                                                   Douglas J. Yacenda
                                                                                   Secretary

December 23, 2002

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RUDDICK CORPORATION

Proxy Statement

ANNUAL MEETING OF SHAREHOLDERS
to be held on
February 20, 2003

        The following statement, first mailed or delivered to shareholders on or about December 23, 2002, is furnished in connection with the solicitation by the Board of Directors of Ruddick Corporation (herein called the "Company") of proxies to be used at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Thursday, February 20, 2003, at 10:00 A.M., local time, in the Auditorium, 12th Floor, Two Wachovia Center, 301 S. Tryon Street, Charlotte, North Carolina, and at any adjournment or adjournments thereof. The principal executive offices of the Company are located at 301 S. Tryon Street, Suite 1800, Charlotte, North Carolina 28202.

       The accompanying form of proxy is for use at the Annual Meeting if a shareholder will be unable to attend in person. The proxy may be revoked in writing by the person giving it at any time before it is exercised either by notice to the Corporate Secretary or by submitting a proxy having a later date, or it may be revoked by such person by appearing at the Annual Meeting and electing to vote in person. All shares represented by valid proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted in the manner specified therein. Where specifications are not made, proxies will be voted (i) in favor of electing as directors of the Company the six persons named in this Proxy Statement, each to serve until the annual meeting of shareholders for the year indicated, (ii) approving the Company's 2002 Comprehensive Stock Option and Award Plan, and (iii) in the discretion of the proxy holders on any other matters presented at the Annual Meeting.

       The entire cost of soliciting these proxies will be borne by the Company. In addition to the original solicitation of the proxies by mail, the Company may request banks, brokers and other record holders to send proxies and proxy materials to the beneficial owners of the Company's Common Stock (the "Common Stock") and secure their voting instructions and will reimburse them for their reasonable expense in so doing. If necessary, the Company may also use one or more of its regular employees, who will not be specially compensated, to solicit proxies from the shareholders, either in person, by telephone or by special letter.

       Pursuant to the provisions of the North Carolina Business Corporation Act, December 13, 2002 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of the Common Stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting. On the record date, there were 46,548,875 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each matter expected to be presented at the Annual Meeting, including the election of directors.

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PRINCIPAL SHAREHOLDERS

         The following persons are known to the Company to be, as of October 31, 2002, the beneficial owners of more than five percent of the Common Stock. The nature of beneficial ownership of the shares included is presented in the notes following the table.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent Of Class
T. Rowe Price Trust Company .............................. Trustee of the Ruddick Employee Stock Ownership Plan (2) Post Office Box 89000 Baltimore, Maryland 21289	8,669,620	18.7%
Alan T. Dickson (3) ............................................. 301 S. Tryon Street, Suite 1800 Charlotte, North Carolina 28202	3,458,032	7.4%
R. Stuart Dickson (4) ............................................ 301 S. Tryon Street, Suite 1800 Charlotte, North Carolina 28202	2,691,978	5.8%

________________

(1)   "Beneficial Ownership," for purposes of the table, is determined according to the meaning of applicable securities regulations and based on a review of reports filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as of such date.

(2)   T. Rowe Price Trust Company, in its capacity as directed trustee, has sole investment power with respect to the number of shares indicated except under limited circumstances. T. Rowe Price Trust Company votes shares held by the Ruddick Employee Stock Ownership Plan (the "ESOP") that have been allocated to individual accounts in accordance with the participants' instructions, does not vote allocated shares as to which no instructions are received and votes the unallocated shares as directed by the fiduciary named under the ESOP.

(3)   The amount shown includes 1,576,219 shares of Common Stock owned of record and beneficially by Alan T. Dickson or by certain trusts of which he is a trustee and beneficiary, as to which he has sole voting and investment power; 84,399 shares of Common Stock allocated to his ESOP account, as to which he has sole voting power but no investment power except under limited circumstances; 1,709,118 shares of Common Stock owned of record and beneficially by The Dickson Foundation, Inc., a charitable foundation, as to which he shares voting and investment power and which are also included in the table as being beneficially owned by R. Stuart Dickson; and 88,296 shares of Common Stock held in an estate of which he is sole executor and a beneficiary.

(4)   The amount shown includes 870,480 shares of Common Stock owned of record and beneficially by R. Stuart Dickson, as to which he has sole voting and investment power; 85,220 shares of Common Stock allocated to his ESOP account, as to which he has sole voting power but no investment power except under limited circumstances; 1,709,118 shares of Common Stock owned of record and beneficially by The Dickson Foundation, Inc., a charitable foundation, as to which he shares voting and investment power and which are also included in the table as being beneficially owned by Alan T. Dickson; and 27,160 shares of Common Stock owned of record and beneficially by his spouse, as to which she has sole voting and investment power and as to which he disclaims beneficial ownership.

  <Page                                                                   2
ELECTION OF DIRECTORS

      Under the Company's Bylaws, the Board of Directors of the Company shall consist of not less than nine nor more than thirteen members, which number shall be fixed and determined from time to time by resolution of the shareholders. The Bylaws further provide that the directors shall be divided into three classes having staggered three-year terms, so that the terms of approximately one-third of the directors will expire each year, and that any vacancies in the Board may be filled by a majority vote of the Board of Directors or by the shareholders. The number of directors is currently fixed at twelve.

     The terms of four of the directors expire at the Annual Meeting. During the past year, the Board of Directors appointed two new directors to fill vacancies created by the resignation of two directors. Mr. Robert H. Spilman, Jr. was appointed to the Board of Directors to fill a vacancy in the class of directors with a term expiring in 2004 created by the retirement of Mr. John W. Copeland. Mr. John P. Derham Cato was appointed to the Board of Directors to fill a vacancy in the class of directors with a term expiring in 2005 created by the retirement of Mr. Hugh L. McColl, Jr. Mr. Spilman and Mr. Cato are required to stand for election at the Annual Meeting, which is the first annual meeting of shareholders following their appointment. The Board of Directors has nominated the six persons listed below to be elected as directors at the Annual Meeting, four for terms to expire in 2006, one for a term to expire in 2005 and one for a term to expire in 2004. Each nominee currently is a member of the Board of Directors.

     It is intended that the persons named as proxies in the accompanying form of proxy will vote to elect as a director each of the six nominees listed below, each to serve until the annual meeting of shareholders in the year indicated or until such nominee's successor shall be elected and qualified to serve, in each case unless authority to so vote is withheld. Although the Board of Directors expects that each of the nominees will be available for election, in the event a vacancy in the slate of nominees is occasioned by death or other unexpected occurrence, it is intended that shares represented by proxies in the accompanying form will be voted for the election of a substitute nominee selected by the persons named in the proxy. Directors will be elected by a plurality of the votes cast. Therefore, while votes withheld from director nominees (including abstentions and broker non-votes) will be counted for purposes of determining whether a quorum exists at the Annual Meeting, such votes withheld will not have the effect of a "negative" vote with respect to the election of directors. The Board of Directors recommends that the shareholders vote to elect all of the nominees as directors.

      Set forth below is the name of each nominee for election to the Board of Directors and each member of the Board of Directors whose term will not expire at the Annual Meeting, as well as each such person's age, his or her current principal occupation (which has continued for at least the past five years unless otherwise indicated) together with the name and principal business of the company by which such person is employed, the period during which such person has served as a director, all positions and offices that such person holds with the Company and such person's directorships in other companies with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or companies registered as an investment company under the Investment Company Act of 1940.

Nominees for Terms Expiring in 2006

      JOHN R. BELK, age 43, has been President - Finance, Systems and Operations of Belk Inc., retail merchants, since May 1998. He served as President and Chief Operating Officer of Belk Stores Services, Inc., from March 1997 to May 1998 and served as Senior Vice President - Operations of Belk Stores Services, Inc., from March 1993 to March 1997. He has been a director of the Company since 1997 and also serves as a director of ALLTEL Corporation, Bank of America Corporation and Belk, Inc.

      THOMAS W. DICKSON, age 47, is the President and Chief Executive Officer of the Company and has been President and principal executive officer since February 1997. Before his election as President, he served as Executive Vice President of the Company from February 1996 to February 1997. Prior to that time, from February 1994 to February 1996 he served as President of, and from February 1991 to February 1994 he served as Executive Vice President of, American & Efird, Inc., a wholly owned subsidiary of the Company engaged in the manufacture and distribution of sewing thread. He has been a director of the Company since 1997.

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     JAMES E. S. HYNES, age 62, was the Chairman of the Board of Hynes Inc., a manufacturer's representative, from September 1986 until October 2000. He has been a director of the Company since 1983.

     HAROLD C. STOWE, age 56, has been President and Chief Executive Officer of Canal Holdings, LLC, a real estate and asset management company since October 2001. Prior to that time, he was the President and Chief Executive Officer of Canal Industries, Inc., a forest products company, from March 1997 until October 2001 and served as Co-President of Canal Industries, Inc. from 1996 until March 1997. Mr. Stowe has been a director of the Company since 1998 and also serves as a director of SCANA Corporation.

Nominee for Term Expiring in 2005

     JOHN P. DERHAM CATO, age 52, has been the President, Vice Chairman of the Board and Chief Executive Officer of The Cato Corporation, a specialty apparel retailer, since May 1999. Prior to that time, Mr. Cato was the President, Vice Chairman of the Board and Chief Operating Officer of The Cato Corporation from June 1997 to May 1999. Mr. Cato has been a director of the Company since November 2002 and also serves as a director of The Cato Corporation.

Nominee for Term Expiring in 2004

      ROBERT H. SPILMAN, JR., age 46, has been the President and Chief Executive Officer of Bassett Furniture Industries, Incorporated, a furniture manufacturer and distributor, since March 2000. Prior thereto, from May 1997 to March 2000, he was President and Chief Operating Officer of Bassett Furniture Industries, Incorporated, and Executive Vice President, Marketing and Merchandising from 1993 to 1997. Mr. Spilman has been a director of the Company since August 2002 and also serves as a director of Bassett Furniture Industries, Incorporated.

Continuing Directors with Terms Expiring in 2004

      ALAN T. DICKSON, age 71, has been Chairman of the Board of Directors since February 1994. Prior to that time, he served as President of the Company from 1968 until 1994. Effective May 1, 2002, Mr. Dickson retired from the Company as an officer and employee, but retains his position as Chairman of the Board of Directors in a non-executive capacity. He has been a director of the Company since 1968 and also serves as a director of Lance, Inc., Sonoco Products Company and Bassett Furniture Industries, Incorporated.

      RODDEY DOWD, SR., age 70, is the Chairman of the Executive Committee of Charlotte Pipe & Foundry Company, a manufacturing firm. He has been a director of the Company since 1968.

     ANNA SPANGLER NELSON, age 40, has been President of C.D. Spangler Construction Co., a company involved in real estate and investment activities, since August 1997. Ms. Nelson has also served as a general partner of the Wakefield Group, a venture capital company, since September 1988. She has been a director of the Company since 1998.

Continuing Directors with Terms Expiring in 2005

     EDWIN B. BORDEN JR., age 68, is the President and Chief Executive Officer of The Borden Manufacturing Company, a private textile management holding company. He has been a director of the Company since 1991 and also serves as a director of Progress Energy, Jefferson-Pilot Financial and Winston Hotels, Inc.

     R. STUART DICKSON, age 73, has been Chairman of the Executive Committee of the Board of Directors since February 1994. Prior to that time, he served as Chairman of the Board of Directors from 1968 until 1994. Effective May 1, 2002, Mr. Dickson retired from the Company as an officer and employee, but retains his position as Chairman of the Executive Committee of the Board of Directors in a non-executive capacity. He has been a director of the Company since 1968 and also serves as a director of Textron, Inc. and Dimon Incorporated.

      ISAIAH TIDWELL, age 57, has been the Georgia Wealth Management Director and Executive Vice President of Wachovia Corporation since September 2001. Prior to that time, he served as the President, Georgia Banking of Wachovia Bank from July 1999 to September 2001, and as Executive Vice President in charge of Wachovia

<Page                                                                4

Bank's North Carolina Southern Region from 1995 to 1999. Mr. Tidwell has been a director of the Company since 1999 and also serves as a director of Lance, Inc.

   Alan T. Dickson and R. Stuart Dickson are brothers, and Thomas W. Dickson is the son of R. Stuart Dickson and the nephew of Alan T. Dickson. No other director has a family relationship with any other executive officer, director or nominee for director of the Company as close as first cousin.

Directors' Fees and Attendance

       The Company compensates each director who is not an employee of the Company or its subsidiaries in the amount of $20,000 ($50,000 with respect to each of the Chairman of the Board and the Chairman of the Executive Committee) per year for services as a director, plus $1,000 for each Board of Directors or committee meeting attended. In addition, the Chairman of the Audit Committee also receives $1,000 for each pre-earnings release meeting attended. In connection with their retirement as executive officers of the Company, Mr. Alan T. Dickson, the Chairman of the Board of Directors, and Mr. R. Stuart Dickson, the Chairman of the Executive Committee of the Board of Directors, each became entitled to the annual non-employee director fee described above and the $1,000 fee for each Board of Directors and committee meeting attended thereafter. Non-employee directors of the Company may defer the payment of the annual fee and board meeting fees to a future period pursuant to the Company's Director Deferral Plan. The deferred fees are converted into a number of shares of Common Stock with a fair market value equal to the value of the retainer or fees deferred, and the number of shares are then credited to the director's account (along with the amount of any dividends or stock distributions). The Company uses a non-qualified trust to purchase and hold Common Stock to satisfy the Company's obligation under the Director Deferral Plan, and the directors are general creditors of the Company in the event the Company becomes insolvent. Upon termination of service as a director or in the event of death, shares of Common Stock or cash, in the discretion of the Compensation and Special Stock Option Committee of the Board of Directors (the "Compensation Committee") will be distributed to the director or a designated beneficiary.

      Under the Company's 1995 Comprehensive Stock Option Plan (the "1995 Plan"), the Company automatically granted each non-employee director at the time the 1995 Plan was adopted a ten-year option to purchase 10,000 shares of Common Stock at an exercise price per share equal to the fair market value of the Common Stock on the date of grant of the option. In addition, under the 1995 Plan, the Company automatically grants a ten-year option to purchase 10,000 shares of Common Stock to each new non-employee director upon his or her initial election as director. These options are immediately vested, and the exercise price per share of these options is equal to the fair market value of the Common Stock on the date of the director's election. The Company's 2000 Comprehensive Stock Option and Award Plan (the "2000 Plan") as well as the 2002 Comprehensive Stock Option and Award Plan, which will be voted upon by the shareholders at the Annual Meeting, contain provisions to continue such automatic option grants. In accordance with the terms of the 2000 Plan, the Company granted a ten-year option to purchase 10,000 shares at an exercise price of $17.005 per share to Robert H. Spilman, Jr., upon his election as a director on August 15, 2002, and granted a ten-year option to purchase 10,000 shares at an exercise price of $14.49 per share to John P. Derham Cato, upon his election as a director on November 21, 2002.

       In addition to the above compensation, the Company grants additional stock options to its non-employee directors from time to time. On November 15, 2001, each of John R. Belk, Edwin B. Borden, Jr., John W. Copeland, Roddey Dowd, Sr., James E. S. Hynes, Hugh L. McColl, Jr., Anna Spangler Nelson, Harold C. Stowe and Isaiah Tidwell, constituting all of the non-employee directors of the Company at that time, were granted options to purchase 2,000 shares of Common Stock at an exercise price of $15.85 per share, the then fair market value of the Common Stock, pursuant to the 2000 Plan. These options are immediately vested and expire on November 15, 2011.

      The Company also provides $100,000 of term life insurance coverage for each such non-employee director, excluding Alan T. Dickson and R. Stuart Dickson who became non-employee directors in connection with their retirement effective May 1, 2002.

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       The Board of Directors held five meetings during fiscal 2002. All incumbent directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of all committees of the Board of Directors on which they served during fiscal 2002, except for R. Stuart Dickson, who attended 60%, and Roddey Dowd, Sr., who attended 67%, of such aggregate number of meetings of the Board of Directors and its committees.

Committees of the Board

     The Company's Board of Directors has the following standing committees: (i) the Executive Committee, whose current members are R. Stuart Dickson, Alan T. Dickson, Thomas W. Dickson and Roddey Dowd, Sr.; (ii) the Audit Committee, whose current members are John R. Belk, Anna Spangler Nelson, Harold C. Stowe and Isaiah Tidwell; (iii) the Compensation Committee, whose current members are Edwin B. Borden, Jr., James E. S. Hynes, Anna Spangler Nelson and Harold C. Stowe; (iv) the Retirement Benefits Committee, whose current members are John R. Belk, Edwin B. Borden, Jr., Roddey Dowd, Sr. and James E. S. Hynes; and (v) the Corporate Governance and Nominating Committee, whose current members are John R. Belk, Edwin B. Borden, Jr. and James E. S. Hynes. Subject to limitations under North Carolina law, the Executive Committee may exercise all of the authority of the Board of Directors in the management of the Company. The Executive Committee did not meet during fiscal 2002. The Audit Committee recommends independent auditors for the Company and reviews its financial statements, audit reports, internal financial controls and internal audit procedures. The Audit Committee met five times during fiscal 2002. The Compensation Committee assesses the Company's overall compensation programs and philosophies. Among other things, it recommends to the Board of Directors for its approval the salaries and incentive compensation for executive officers. The Compensation Committee also approves the salaries and the incentive compensation for other holding company officers and reviews the compensation and incentive compensation for other key employees of the Company's subsidiaries. In addition, the Compensation Committee grants stock options to the employees of the Company and its subsidiaries pursuant to the Company's stock option plans and reports such actions to the Board of Directors. The Compensation Committee met twice and acted twice by unanimous written consent during fiscal 2002. See "Report of the Compensation and Special Stock Option Committee." The Retirement Benefits Committee has the overall responsibility and authority for Company retirement plans. The Retirement Benefits Committee met once during fiscal 2002. The Corporate Governance and Nominating Committee reviews, evaluates and recommends nominees for the Board of Directors. In addition, the Corporate Governance and Nominating Committee monitors and evaluates the performance of the directors on a continuing basis, individually and collectively. The Corporate Governance and Nominating Committee met twice during fiscal 2002. The Company's Bylaws include provisions setting forth specific conditions under which persons may be nominated as directors of the Company at a meeting of shareholders. A copy of such provision is available upon request to: Ruddick Corporation, 301 South Tryon Street, Suite 1800, Charlotte, North Carolina 28202, Attention: Corporate Secretary.

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Beneficial Ownership of Company Stock

      The following table presents information regarding the beneficial ownership of the Common Stock, within the meaning of applicable securities regulations, of all current directors of the Company and the executive officers named in the Summary Compensation Table included herein, and of such directors and all executive officers of the Company as a group, all as of October 31, 2002. Except as otherwise indicated, the persons named in the table have sole voting and investment power over the shares included in the table.

Name	Shares of Common Stock Beneficially Owned (1)____	Percent of Class
John R. Belk .................................................	17,542 (2)	*
Edwin B. Borden, Jr. ....................................	31,000 (3)	*
John P. Derham Cato ...................................	0 (4)	*
Alan T. Dickson ..........................................	3,458,032 (5)	7.4%
R. Stuart Dickson .........................................	2,691,978 (6)	5.8%
Thomas W. Dickson ...................................	270,445 (7)	*
Roddey Dowd, Sr. ......................................	26,682 (3)	*
James E. S. Hynes .......................................	53,780 (3)	*
Fred A. Jackson ..........................................	90,628 (8)	*
Frederick J. Morganthall, II .........................	72,751 (9)	*
Anna Spangler Nelson ................................	27,000 (10)	*
Robert H. Spilman, Jr. ................................	10,040 (11)	*
Harold C. Stowe ........................................	16,063 (12)	*
Isaiah Tidwell .............................................	14,000 (13)	*
John B. Woodlief .......................................	30,537 (14)	*
All directors and executive officers as a group (15 persons) ............................................	5,101,360 (15)	10.9%

___________
* Less than 1%

(1)     The table includes shares allocated under the ESOP to individual accounts of those named persons and group members who participate in the ESOP, the voting of which is directed by such named persons or group members, as appropriate. The table does not include any unallocated shares held by the ESOP, which are voted by T. Rowe Price Trust Company as directed by the fiduciary named under the ESOP. See Note 1 to "PRINCIPAL SHAREHOLDERS."

(2)     Includes 16,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Mr. Belk would have sole voting and investment power upon acquisition.

(3)     Includes 17,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which such director would have sole voting and investment power upon acquisition.

(4)     As of October 31, 2002, Mr. Cato did not own any shares of common stock of record or beneficially. He was appointed to the Board of Directors on November 21, 2002. On that date, he was granted stock options to purchase 10,000 shares that are currently exercisable and as to which he would have sole voting and investment power upon acquisition.

(5)     See Note 3 under "PRINCIPAL SHAREHOLDERS."

(6)     See Note 4 under "PRINCIPAL SHAREHOLDERS."

(7)     Includes 186,325 shares owned of record and beneficially by Mr. Dickson, as to which he has sole voting and investment power; 15,744 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; 10,676 shares held as custodian for his minor children, as to which he has sole voting and investment power; and 57,700 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 2002, as to which he would have sole voting and investment power upon acquisition.

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(8)     Includes 33,828 shares owned of record by Mr. Jackson jointly with his spouse, as to which he shares voting and investment power; 17,800 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; and 39,000 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 2002, as to which he would have sole voting and investment power upon acquisition.

(9)     Includes 8,738 shares owned of record and beneficially by Mr. Morganthall, as to which he has sole voting and investment power; 8,013 shares allocated to his ESOP account, as to which he has sole voting power, but no investment power except under limited circumstances; and 56,000 shares that may be acquired by him upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 2002, as to which he would have sole voting and investment power upon acquisition.

(10)     Includes 15,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Ms. Nelson would have sole voting and investment power upon acquisition; and 12,000 shares owned by a corporation with respect to which she has shared voting and investment power and is deemed the beneficial owner.

(11)     Includes 10,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Mr. Spilman would have sole voting and investment power upon acquisition.

(12)     Includes 15,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Mr. Stowe would have sole voting and investment power upon acquisition.

(13)     Represents 14,000 shares that may be acquired upon the exercise of stock options that are currently exercisable, as to which Mr. Tidwell would have sole voting and investment power upon acquisition.

(14)     Includes 30,000 shares that may be acquired by Mr. Woodlief upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 2002, as to which he would have sole voting and investment power upon acquisition; and 537 shares allocated to his ESOP account, as to which he has sole voting power, but not investment power except under limited circumstances.

(15)     Includes (i) 3,141,369 shares, including 303,700 that may be acquired upon the exercise of stock options that are currently exercisable or become exercisable within sixty days of October 31, 2002, as to which such persons have, or would have upon acquisition, sole voting and investment power; (ii) 1,721,118 shares as to which they have shared voting and investment power (certain of such securities are deemed beneficially owned by more than one of the listed directors and officers); (iii) 211,713 shares allocated to their respective ESOP accounts, as to which they have sole voting power, but no investment power except under limited circumstances; and (iv) 27,160 shares beneficially owned by a listed individual's spouse, as to which such persons disclaim beneficial ownership.

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EXECUTIVE COMPENSATION

Compensation Summary

      The following table sets forth a summary of all compensation paid to or accrued for each person who was an executive officer of the Company during the fiscal year, and for the chief executive officer of the Company during such fiscal year, in each case for services rendered in all capacities during the periods indicated:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
						Securities Underlying Options/ SARs (#)
Name and Principal Position			Other		Restricted Stock Award(s) ($)		LTIP Payouts ($)	All Other Compensation($)
	Fiscal Year	Salary ($)	Bonus ($) (1)	Annual Compensation ($) (2)

Alan T. Dickson............	2002	$145,833	$67,025	$29,168	0	0	0	$89,634(5)
Chairman of the	2001	250,000	76,995	-	0	0	0	35,757
Board of Directors of the Company (3)	2000	267,800	104,366	-	0	0	0	33,764

R. Stuart Dickson..........	2002	145,833	67,025	26,701	0	0	0	98,622 (6)
Chairman of the	2001	250,000	76,995	-	0	0	0	44,193
Executive Committee of the Board of Directors of the Company (3)	2000	267,800	104,366	-	0	0	0	42,529

Thomas W. Dickson......	2002	345,000	158,562	-	0	40,000	0	35,252 (7)
President, Chief	2001	330,000	101,633	-	0	9,000	0	31,435
Executive Officer and Director of the Company	2000	320,000	124,709	-	0	8,500	0	19,803

John B. Woodlief...........	2002	315,000	120,645	-	0	25,000	0	42,644 (8)
Vice President--Finance	2001	300,000	76,995	-	0	25,000	0	38,782
and Chief Financial Officer of the Company	2000	290,000	94,181	-	0	25,000	0	24,572

Fred A. Jackson...........	2002	247,500	25,019	-	0	25,000	0	35,530 (9)
President of	2001	247,500	0	-	0	7,500	0	31,735
American & Efird, Inc. (4)	2000	240,000	112,826	-	0	7,000	0	22,645

Frederick J. Morganthall, lI..	2002	265,000	155,025	-	0	15,000	0	31,043 (10)
President of Harris Teeter, Inc. (4)	2001	250,000	95,000	-	0	7,000	0	24,524
	2000	250,000	71,250	-	0	6,000	0	21,772

____________
(1) Amounts represent awards earned during the fiscal year indicated but which are paid in the subsequent fiscal year.

(2) Excludes perquisites and other personal benefits that, in the aggregate, did not exceed the lesser of $50,000 or 10% of the total amount reported above as annual salary and bonus in a particular year for the executive officers listed above. The amount shown for Alan T. Dickson and R. Stuart Dickson represents $8,478 and $13,453, respectively, of club dues and $20,690 and $13,248, respectively, relating to the approximate incremental cost to the Company for their personal travel expense.

(3) Effective May 1, 2002, Alan T. Dickson and R. Stuart Dickson retired from the Company as executive officers, but retained their respective positions as Chairman of the Board of Directors and Chairman of the Executive Committee of the Board of Directors in a non-executive capacity. In connection with their retirement, each became entitled to certain benefits through their retirement arrangements with the Company which are described in more detail in the section of this Proxy Statement entitled "Retirement Arrangements" and in footnote 2 to the Pension Plan Table.

(4) American & Efird, Inc. and Harris Teeter, Inc. are indirect wholly owned subsidiaries of the Company.

(5) Includes (i) $52,000 of directors fees, (ii) the value of certain premiums paid by the Company in fiscal 2002 under a split-dollar life insurance program in the amount of $8,311, (iii) the value of certain premiums paid

<Page                                                                                                 9

by the Company under the Key Employee Life Insurance Plan for Key Employees of Ruddick Corporation ("Key Life Plan") in the amount of $21,696, (iv) contributions by the Company for fiscal 2002 to certain defined contribution plans in the amount of $6,867, and (v) medical insurance expense reimbursements in the amount of $760.

(6) Includes (i) $52,000 of directors fees, (ii) the value of certain premiums paid by the Company in fiscal 2002 under a split-dollar life insurance program in the amount of $15,337, (iii) the value of certain premiums paid by the Company under the Key Life Plan in the amount of $22,618, (iv) contributions by the Company for fiscal 2002 to certain defined contribution plans in the amount of $6,873, and (v) medical insurance expense reimbursements in the amount of $1,794.

(7) Includes (i) the value of certain premiums paid by the Company in fiscal 2002 under various split-dollar life insurance programs in the amount of $12,857, (ii) the value of certain premiums paid by the Company under the Key Life Plan in the amount of $12,833, (iii) the value of executive long-term disability premiums paid by the Company in the amount of $2,856 and (iv) contributions by the Company for fiscal 2002 to certain defined contribution plans in the amount of $6,706.

(8) Includes (i) the value of certain premiums paid by the Company in fiscal 2002 under a split-dollar life insurance program in the amount of $14,904, (ii) the value of certain premiums paid by the Company under the Key Life Plan in the amount of $17,927, (iii) the value of executive long-term disability premiums paid by the Company in the amount of $3,449 and (iv) contributions by the Company for fiscal 2002 to certain defined contribution plans in the amount of $6,364.

(9) Includes (i) the value of certain premiums paid by the Company in fiscal 2002 under various split-dollar life insurance programs in the amount of $12,790, (ii) the value of certain premiums paid by the Company under the Key Life Plan in the amount of $12,239, (iii) the value of executive long-term disability premiums paid by the Company in the amount of $3,482 and (iv) contributions by the Company for fiscal 2002 to certain defined contribution plans in the amount of $7,019.

(10) Includes (i) the value of certain premiums paid by the Company in fiscal 2002 under various split-dollar life insurance programs in the amount of $11,705, (ii) the value of certain premiums paid by the Company under the Key Life Plan in the amount of $9,658, (iii) the value of executive long-term disability premiums paid by the Company in the amount of $3,401 and (iv) contributions by the Company for fiscal 2002 to certain defined contribution plans in the amount of $6,279.

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  Pension Plans

        The Company provides certain retirement benefits for each of the executives included in the Summary Compensation Table pursuant to the Ruddick Supplemental Executive Retirement Plan (the "SERP"), the Ruddick Corporation Employees' Pension Plan (the "Pension Plan") and Social Security. The following table shows the estimated annual benefits generally payable at normal retirement to an executive who participates in the SERP and the Pension Plan, in specified average compensation and years of service classifications.

Pension Plan Table (1)
		Annual Benefit upon Retirement with Years of Service Indicated (2)

Final Average Earnings		5 Years	10 Years	15 Years	20 Years	25 Years	30 Years	35 Years

$125,000	. . . . . . . . .	$17,188	$34,375	$51,563	$68,750	$68,750	$68,750	$68,750
150,000	. . . . . . . . .	20,625	41,250	61,875	82,500	82,500	82,500	82,500
175,000	. . . . . . . . .	24,063	48,125	72,188	96,250	96,250	96,250	96,250
200,000	. . . . . . . . .	27,500	55,000	82,500	110,000	110,000	110,000	110,000
225,000	. . . . . . . . .	30,938	61,875	92,813	123,750	123,750	123,750	123,750
250,000	. . . . . . . . .	34,375	68,750	103,125	137,500	137,500	137,500	137,500
300,000	. . . . . . . . .	41,250	82,500	123,750	165,000	165,000	165,000	165,000
350,000	. . . . . . . .	48,125	96,250	144,375	192,500	192,500	192,500	192,500
400,000	. . . . . . . . .	55,000	110,000	165,000	220,000	220,000	220,000	220,000
450,000	. . . . . . . . .	61,875	123,750	185,625	247,500	247,500	247,500	247,500
500,000	. . . . . . . . .	68,750	137,500	206,250	275,000	275,000	275,000	275,000

___________

(1) The table sets forth the combined benefits payable under the SERP, the Pension Plan and Social Security.
(2) As a result of their retirement, the targeted annual retirement benefit payable to each of R. Stuart Dickson and Alan T. Dickson is $241,573. This amount is approximately 9% larger than the amounts shown in the table as a result of these participants being entitled to SERP benefits equal to 60% of their final average earnings as opposed to the 55% to be received by other participants and reflected in the table.

         "Final average earnings" is the average of the participant's highest annual compensation in any three of the participant's last ten years of employment by the Company or a participating subsidiary. The annual compensation considered in any given year to determine the "final average earnings" of a participant consists of amounts that typically would be included in the Salary and Bonus columns of the Summary Compensation Table. The table above describes annual benefits beginning at normal retirement, assuming payment in the form of a joint and 75% survivor annuity for SERP and Pension Plan amounts. For purposes of this table, "normal retirement" means retirement at age 60. A participant who retires prior to normal retirement and after attaining age 55 with 10 years of service will be entitled to reduced benefits, if payment of such benefits commences prior to age 60.

        Final average earnings for purposes of computing benefits, and age and estimated credited years of service as of the fiscal 2002 year-end, for each of the executive officers included in the Summary Compensation Table were as follows: $449,261, age 47 and 22 years for Thomas W. Dickson; $330,306, age 52 and 25 years for Fred A. Jackson; $326,247, age 51 and 16 years for Frederick J. Morganthall, II; and $288,674, age 52 and 3 years for John B. Woodlief. At their retirement, the final average earnings for Alan T. Dickson, age 71 and 49 years, and R. Stuart Dickson, age 72 and 50 years, were each $402,622.

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Stock Option Plans

      The following table sets forth information regarding options granted to the executive officers named in the Summary Compensation Table during fiscal 2002. No free-standing stock appreciation rights ("SARs") were granted to executive officers during such year.

Option/SAR Grants in Last Fiscal Year
Individual Grants
Name	Number of Securities Underlying Options/SARs Granted (#)(1)	Percent of Total Options/ SARs Granted to Employees in Fiscal Year (2)	Exercise or Base Price ($/sh)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
					5% (%)	10% ($)

Thomas W. Dickson.......	15,722	2.9%	$15.825	11/14/08	$101,287	$236,041
	24,278	4.4%	$15.825	11/14/11	$241,621	$612,315
John B. Woodlief............	7,685	1.4%	$15.825	11/14/08	$49,510	$115,378
	17,315	3.2%	$15.825	11/14/11	$172,323	$436,701
Fred A. Jackson...........	16,489	3.0%	$15.825	11/14/08	$106,228	$247,557
	8,511	1.6%	$15.825	11/14/11	$84,704	$214,656
Fred J. Morganthall, II....	12,141	2.2%	$15.825	11/14/08	$78,217	$182,278
	2,859	0.5%	$15.825	11/14/11	$28,454	$72,107

_______________

(1)   Represents the number of shares covered by options granted to the named executives on November 14, 2001 pursuant to the Company's 2000 Plan. Such options have an exercise price equal to 100% of fair market value of such shares on the date of grant. All such options granted on a particular date to a particular executive vest in aggregate at the rate of 20% per year over five years. Vesting of such options may be accelerated in certain circumstances involving a change in control of the Company. Furthermore, the number of shares subject to options will be appropriately adjusted in the event of a stock dividend or reclassification or in the event of certain mergers or consolidations involving the Company. Options expire if the employment of the optionee is terminated for any reason other than death, disability, retirement with the consent of the Company or termination without cause by the Company.

(2)   Based upon options to purchase 546,500 shares granted to all employees during fiscal 2002.

(3)   The amounts represent assumed rates of appreciation in the price of Common Stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains, if any, on stock option exercises will depend on the actual future price of the Common Stock. The 5% rate of appreciation of the $15.825 exercise price over the seven and ten year option terms results in pro forma prices per share of $22.27 and $25.78, respectively. The 10% rate of appreciation of the $15.825 exercise price over the seven and ten year option terms results in pro forma prices per share of $30.84 and $41.05, respectively. There is no representation that the rates of appreciation reflected in this table will be achieved.

<Page                                                                                        12

     The following table sets forth information regarding options exercised during fiscal 2002 by the executive officers named in the Summary Compensation Table and the value of each such executive officer's unexercised stock options held at fiscal year-end.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options/SARs at FY-End (#) (Exercisable/Unexercisable)	Value of Unexercised In- the-Money Options/SARs at FY-End ($)(1) (Exercisable/ Unexercisable)

Thomas W. Dickson........	-	-	40,100/59,900	$54,570/$28,080
John B. Woodlief.............	-	-	15,000/60,000	$19,500/$78,000
Fred A. Jackson..............	-	-	31,100/39,600	$42,830/$23,400
Frederick J. Morganthall, II..	-	-	43,800/28,200	$37,775/$0

__________

(1) Based on the closing price of the Company's Common Stock on the New York Stock Exchange on September 27, 2002 of $15.40.

<Page                                                                         13

REPORT OF THE COMPENSATION AND
SPECIAL STOCK OPTION COMMITTEE

       The Compensation and Special Stock Option Committee of the Board of Directors is responsible for setting the remuneration levels for executives of the Company and for overseeing the Company's various executive compensation plans and the overall management compensation program. Periodically, the Compensation Committee obtains independent and impartial advice from external compensation consulting firms in executing its responsibilities. The Compensation Committee, currently composed of the four outside directors listed at the conclusion of this report, met twice and acted twice by unanimous written consent during fiscal 2002.

General Executive Compensation Philosophy

       A primary objective of the Company's executive compensation program is to enhance the shareholder value in the Company. To help achieve this objective, the Company's executive compensation program is designed both to attract and retain the most qualified executives by creating competitive compensation packages and to motivate the Company's executives to produce strong financial performance by tying corporate and individual performance to compensation levels. The Company's executive compensation package consists generally of annual base salary and incentive compensation, as well as stock options.

      Annual Compensation. The Company's annual compensation for its executives consists of base salary and incentive compensation. As a starting point for determining the total annual compensation levels for executives, the Compensation Committee considers the annual compensation packages of companies that the Company considers to be its competitors. These competitor companies typically consist of (i) companies that operate in the specific industries in which the Company's subsidiaries operate, (ii) regional companies that are comparable in size to the Company, and (iii) other companies (including companies for which the Company's directors serve as directors) with which the Company believes it competes for its top executives. Such competitor companies include some, but not all, of the companies in the Standard & Poor's ("S&P") Food Retail Index and the S&P Apparel and Accessories Index used in preparing the graph included herein. In addition, these competitor companies may include companies that are not included in any of the indices represented in such graph.

      The total annual compensation levels of the respective executives are also designed to reflect the varying duties and responsibilities of each executive's position with the Company or a subsidiary, as appropriate, with consideration given to the relative size and complexity of each business unit, as well as the unit's relative contribution to the consolidated financial condition and results of operation of the Company. As a general rule, the total annual compensation of executives employed by the holding company is somewhat higher than the salaries of the other executives, primarily due to the higher level of responsibilities of the holding company executives for the Company's total performance.

      Base salary typically is determined by the Compensation Committee within base salary ranges determined as described above. Annual incentive compensation is provided through a bonus plan that the Company maintains for certain salaried personnel. The bonus plan directly links incentive pay to achievement of predetermined, objective performance goals. If the Company or a subsidiary, as applicable, achieves the predetermined minimum goals, executives are paid a predetermined percentage of base compensation as incentive pay. The percentage of base compensation payable as incentive compensation increases proportionally until a maximum performance goal, also predetermined, is achieved with respect to the applicable measure of performance.

      Generally, the total annual compensation paid to the Company's executives is equal to or lower than the median of the range of total annual compensation provided by the competitor companies, for both the Chief Executive Officer and the remaining executive officers.

      Long-Term Incentive Compensation. The Company provides long-term incentive compensation to its executives through the grant of options pursuant to its stock option plans. The Compensation Committee believes that one important goal of the executive compensation program should be to provide executives - who have significant responsibility for the management, growth and future success of the Company - with an opportunity to increase their ownership and potentially to gain financially from the Company's stock price increases. Options generally are granted at the prevailing market value of the Company's Common Stock and will only have value

<Page                                                                        14

if the Company's stock price increases. This approach ensures that the best interests of the stockholders and executives will be closely aligned and will provide incentive for executives to enhance the long-term financial performance of, and therefore shareholder value in, the Company.

      The Compensation Committee administers the Company's various stock option plans, including the determination of the employees to whom options are granted, the terms on which such options are granted and the number of shares subject to such options. In general, criteria to determine which key employees are eligible to participate in the stock option plans include the duties of the respective employees, their present and potential contributions to the success of the Company or its subsidiaries and the anticipated number of years of effective service remaining.

      During fiscal 2002, the Compensation Committee granted options to a number of employees, including certain executives, based primarily on criteria such as length of employment with the Company or its subsidiaries, new employment and promotions. The Compensation Committee also considers the number of options previously granted to employees when it determines new option grants.

     Other Compensation. In addition to the above forms of compensation, the Company also currently maintains a split dollar life insurance program for its executive officers and certain other key employees of the Company or its subsidiaries. The Company maintains the SERP, in which executives participate at the discretion of the SERP administrative committee, whose members are the same as the Compensation Committee. The Company also maintains the Pension Plan, the ESOP, the Ruddick Savings Plan and the Ruddick Corporation Flexible Deferral Plan in which executives and other employees are entitled to participate upon satisfaction of the eligibility requirements set forth in the respective plans.

Compensation for Thomas W. Dickson

      The general philosophy and policies of the Compensation Committee described above are equally applicable to the compensation recommendations made with respect to Thomas W. Dickson, the President and Chief Executive Officer of the Company.

     The overall level of annual compensation in fiscal 2002 for Mr. Dickson generally was determined based on the process described above in "Annual Compensation." The increase in the base salary paid to Mr. Dickson in fiscal 2002 reflects primarily the Compensation Committee's evaluation of his achievement of personal performance objectives and corporate operating results during fiscal 2001.

     Fiscal 2002 annual incentive compensation under the bonus plan for Mr. Dickson was determined based on the return on beginning shareholders' equity. Pursuant to this formula, if a predetermined minimum return is achieved in a given year, Mr. Dickson is entitled to incentive compensation equal to 30% of his base compensation. The percentage of base compensation payable as incentive compensation increases proportionally until a predetermined maximum return is achieved, where a maximum of 120% of his base compensation will be paid as incentive compensation. During the 2002 fiscal year, Mr. Dickson received incentive compensation equal to 46% of his base pay. His incentive compensation for fiscal 2001 was 31% of his fiscal 2001 base pay.

                                                                      SUBMITTED BY THE COMPENSATION AND
                                                                      SPECIAL STOCK OPTION COMMITTEE

                                                                       Edwin B. Borden, Jr.
                                                                       James E. S. Hynes
                                                                       Anna Spangler Nelson
                                                                       Harold C. Stowe

<Page                                                                    15

RETIREMENT ARRANGEMENTS

        Effective May 1, 2002, Alan T. Dickson and R. Stuart Dickson (collectively, the "Retiring Executives") retired from the Company as executive officers, but retained their positions on the Board of Directors as Chairman of the Board of Directors and Chairman of the Executive Committee of the Board of Directors, respectively. At that time, the Retiring Executives became eligible to receive certain retirement benefits earned during their employment with the Company. The targeted aggregate annual retirement benefit for each of the Retiring Executives pursuant to the SERP, Pension Plan and Social Security is $241,573. In addition, beginning in January 2003 each of Alan T. Dickson and R. Stuart Dickson will also begin to receive monthly payments for a fifteen-year period pursuant to, and in accordance with the terms of, an historical deferred compensation plan in the amounts of $26,315 and $19,899, respectively.

       Also effective May 1, 2002, the Retiring Executives each became entitled to certain additional benefits for so long as they continue in their capacities as Chairman of the Board and Chairman of the Executive Committee, including (i) the annual non-employee director fee, which is currently $20,000, an additional annual fee in the amount of $30,000 for their respective chairmanships and a non-employee director fee for each Board of Directors or committee meeting attended, which is currently $1,000, (ii) medical and dental insurance coverage that, when considered in combination with Medicare, is as comparable as reasonably possible to the medical and dental insurance provided to the Retiring Executives by the Company prior to their retirement, (iii) life insurance coverage that, when considered in combination with the insurance provided to the Retiring Executives by the Key Life Plan, Directors' Term Insurance and the Ruddick Corporation Senior Officers Insurance Program, is approximately equal to the face amount of coverage provided to the Retiring Executives prior to their retirement ($2,625,000 for R. Stuart Dickson and $1,625,000 for Alan T. Dickson), (iv) accidental death and dismemberment plan insurance coverage, (v) use of the Company aircraft, facilities, office space, administrative support and parking space to the extent such use does not interfere with normal use by the Company, and (vi) payment of club dues and assessments for various organizations in which the Retiring Executives hold memberships.

        To the extent possible, the benefits received by the Retiring Executives are intended to be comparable to the benefits they received prior to their retirement. The cost of these benefits are borne by the Company, except for (i) the balance of the cost of medical and dental insurance in excess of the cost of such coverage paid on behalf of the Retiring Executives prior to their retirement, and (ii) the cost of the life insurance premiums or other amounts as paid by the Retiring Executives prior to their retirement.

        In structuring the retirement arrangements for the Retiring Executives, the Company reviewed arrangements for retiring executives of other public companies, including the range of amounts paid and the benefits provided to those retiring executives. After considering those arrangements, and comparing the circumstances related to their retirement with those of the Retiring Executives, the Board of Directors determined that the benefits listed above were reasonable in light of the years of service rendered to the Company by the Retiring Executives.

<Page                                                                           16

COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN
FOR FIVE-YEAR PERIOD ENDING SEPTEMBER 30, 2002

            The following graph presents a comparison of the yearly percentage change in the Company's cumulative total shareholders' return on the Company's Common Stock with the (i) Standard & Poor's 500 Index, (ii) Standard & Poor's Midcap 400 Index, (iii) Standard & Poor's Food Retail Index, and (iv) Standard & Poor's Apparel and Accessories Index for the five-year period ended September 30, 2002.

Comparison of Five-Year Cumulative Total Return*
Among Ruddick Corporation and Certain Indices**

Measurement Period	Ruddick Corp.	S&P 500	S&P Midcap 400	S&P Food Retail	S&P Apparel and Accessories
9/30/97	100.00	100.00	100.00	100.00	100.00
9/30/98	107.25	109.05	106.71	141.97	68.65
9/30/99	101.93	139.37	129.20	112.61	56.13
9/30/00	91.56	157.88	170.09	102.16	56.21
9/30/01	103.56	115.85	148.91	107.28	61.88
9/30/02	105.10	92.12	121.14	67.94	77.96

_____________

* $100 invested on 09/30/97 in stock or index -- including reinvestment of dividends.

** The Company utilizes two indices, rather than a single index, for its peer group comparison: Standard & Poor's Food Retail Index and Standard & Poor's Apparel and Accessories Index. The Company believes that the separate presentation of these indices more accurately corresponds to the Company's primary lines of business. During the 2002 fiscal year, the Standard & Poor's Textile -- Apparel Index was renamed the Standard & Poor's Apparel and Accessories Index.

 <Page                                                                           17

EQUITY COMPENSATION PLAN INFORMATION

          The following table provides information as of September 29, 2002 regarding the number of shares of Common Stock that may be issued under the Company's equity compensation plans. The table does not include shares that may be granted under the 2002 Comprehensive Stock Option and Award Plan, which is being submitted to the Company's shareholders for approval at the Annual Meeting.

	(a)	(b)	(c)
Plan category (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders.....	2,084,950	$16.16	957,350
Equity compensation plans not approved by security holders......	4,000(2)	$13.1875
Total .........................	2,088,950 ===========	$16.15 ========	957,350 ========

           _________________

(1) The table does not include information regarding the Ruddick Corporation Director Deferral Plan. This plan permits the deferral of the payment of the annual fee and the regular board meeting fees. The deferred fees are converted into a number of shares of common stock with a fair market value equal to the value of the retainer or fees deferred, and such number of shares are then credited to the director's account (along with the amount of any dividends or stock distributions) in the form of phantom stock units. At the time a participant in the plan ceases to be a director, shares of common stock or cash, in the discretion of the Compensation Committee, will be distributed to the participant or a designated beneficiary. On September 29, 2002, there were 41,495 phantom stock units outstanding.

(2) Represents options granted to non-employee directors on November 21, 1996 with an exercise price of $13.1875, the average of the high and low sale price on the date of grant. The options expire on November 21, 2003 unless earlier terminated on the occurrence of certain events.
PROPOSED 2002 COMPREHENSIVE STOCK OPTION AND AWARD PLAN

         As of November 30, 2002, there were 507,650 shares of Common Stock available for future grants of options under the Company's four existing stock option plans. The Compensation Committee determined that it would be desirable to have an additional 2,000,000 shares of Common Stock available for future grants of options and other stock-based awards to employees of the Company and its subsidiaries, as well as to directors of the Company who are not also employees of the Company or any of its subsidiaries. Therefore, the Board of Directors has adopted the Ruddick Corporation 2002 Comprehensive Stock Option and Award Plan (the "Plan"), which is subject to the approval of the shareholders of the Company. The text of the Plan accompanies this Proxy Statement in its entirety as Appendix A, and the following summary is qualified in its entirety by reference to the Plan. The proposal for approval of the Plan will require the affirmative vote of the holders of a majority of the votes cast with respect to this matter at the Annual Meeting. Accordingly, while abstentions and broker non-votes, if any, will count for purposes of establishing a quorum with respect to this matter at the Annual Meeting, neither abstentions nor broker non-votes will have the effect of a negative vote with respect to this matter. The Board of Directors recommends that the shareholders vote FOR the adoption of the Plan.

General

       The purpose of the Plan is to provide the Company with a means of providing employees of the Company and its subsidiaries and directors of the Company the benefits of ownership of the Common Stock. The Plan is designed to help attract and retain for the Company and its subsidiaries personnel of superior ability and for positions of exceptional responsibility, to reward employees and directors for past services and to motivate such individuals through added incentives to further contribute to the future growth and the success of the Company.

<Page                                                                          18

       Under the Plan, stock options, shares of restricted stock, stock awards or performance shares, or a combination of any such awards (collectively, "Awards") may be granted from time to time to Eligible Persons (hereinafter defined), all generally in the discretion of the Committee responsible for administering the Plan (hereinafter described). Each Award under the Plan will be evidenced by a separate written agreement which sets forth the terms and conditions of the Award. Eligible Persons generally include any employee of the Company or its subsidiaries, members of the Board of Directors of the Company and any other person whose participation the Committee determines is in the best interest of the Company. As of September 29, 2002, there were approximately 17,650 employees, including four executive officers and eleven non-employee directors who were Eligible Persons. However, there is no maximum number of persons eligible to receive Awards under the Plan, nor is there any limit on the amount of Awards that may be granted to any such person, except as described below with respect to incentive stock options. The Company intends that stock options or other grants of Awards under the Plan to persons subject to Section 16 of the Exchange Act will satisfy the requirements of Rule 16b-3.

        The Company has reserved 2,000,000 shares of its Common Stock for issuance under the Plan, subject to adjustment to protect against dilution in the event of certain changes in capitalization of the Company.

Administration

        The Plan will be administered by a committee of the Board of Directors of the Company that consists of two or more directors (the "Committee"). To the extent necessary to comply with Rule 16b-3 under the Exchange Act, the Committee will consist solely of two or more "non-employee directors," as that term is defined in Rule 16b-3. Under the Plan, generally the Committee will have complete authority to determine the persons to whom Awards will be granted from time to time, as well as the terms and conditions of such Awards. The Committee also will have discretion to interpret the Plan and the Awards granted under the Plan and to make other determinations necessary or advisable for the administration of the Plan. Under the Plan, the full Board of Directors can act as the Committee, if all of the members of the Board of Directors otherwise are eligible to serve on the Committee. The Compensation and Special Stock Option Committee of the Board of Directors will act as the Committee until otherwise determined by the Board of Directors. In addition, the Committee may delegate the authority to carry out some or all of its responsibilities under the Plan to one or more senior executive officers of the Company with respect to the grant of Awards to Eligible Persons who are employees of the Company and are not subject to Section 16 of the Exchange Act.

Stock Options

        General. The Committee may grant either incentive stock options for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), or nonqualified stock options under the Plan. Except as described below for incentive stock options, the Committee generally has the discretion to determine the persons to whom stock options will be granted, the numbers of shares subject to such options, the exercise prices of such options, the vesting schedules with respect to such options, the terms of such options, as well as the period, if any, following a participant's Termination of Service (as defined in the Plan) during which such option may be exercised, and the circumstances in which all or a portion of an option may become immediately exercisable or be forfeited. The Committee also has the discretion, exercisable either at the time an option is granted or at the time of a participant's Termination of Service, to provide for accelerated vesting of the exercisability of an option for a limited period following such Termination of Service. Such terms may differ among the various persons to whom the options are granted and among the various options granted to any such person. Notwithstanding the foregoing, under the terms of the Plan, no options may be exercised following the Termination of Service of a participant for cause.

       In the discretion of the Committee, the price due upon exercise of an option may be paid in cash or shares of the Company's Common Stock valued at their then current Fair Market Value, or a combination of both. Shares delivered in payment of such price may be shares acquired by prior exercises of options or otherwise, in the Committee's discretion. Also in the discretion of the Committee, a participant may exercise an option as to only a part of the shares covered thereby and then, in an essentially simultaneous transaction, use the shares so acquired in payment of the exercise price for additional option shares.

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        Generally, options granted under the Plan may not be transferred by a participant other than by will or by the laws of descent and distribution and generally will be exercisable during the participant's lifetime only by such participant or his or her guardian or legal representative. With respect to nonqualified stock options, however, the Committee may, in its sole and absolute discretion, permit a participant to transfer such option for no consideration to or for the benefit of one or more members of the participant's immediate family (as defined in the Plan) or in certain circumstances family trusts, partnerships or limited liability companies.

        The Committee may also purchase a participant's outstanding option for a payment equal to the value of such option, on such terms and conditions as the Committee in its discretion determines.

        Holders of options shall have no rights as shareholders of the Company unless and until such options are exercised and shares  are delivered to such persons in accordance with the Plan.

       Automatic Grant to Non-Employee Director at time of Election. The Plan also provides that, to the extent an award is not made pursuant to any of the Company's other option plans, any person who was not a director of the Company as of the date the Board of Directors adopted the Plan and who within ten years thereafter is elected as a non-employee member of the Board of Directors shall upon such election automatically receive a nonstatutory stock option to purchase 10,000 shares of Common Stock at an exercise price per share that is not less than the fair market value of the Common Stock on the date of grant. Such options shall be immediately vested and will generally be exercisable on the date of grant for a period ending not more than ten years following the date of grant. In the event a director ceases to be a director of the Company by reason of death or disability, generally his option may be exercised for a period of one year following such death or disability. In the event a director ceases to be a director for any other reason, his option may be exercised for a period of three months following such termination as a director.

       Incentive Stock Options. Incentive stock options may be granted only to persons who are employees of the Company or its subsidiaries (including directors of the Company who are also employees of the Company or a subsidiary but excluding non-employee directors of the Company). Generally, incentive stock options must be granted within ten years of the date the Plan is adopted, and the term of any incentive stock option may not exceed ten years. Furthermore, the aggregate Fair Market Value (as defined in the Plan) of shares of Common Stock with respect to which any incentive stock options are exercisable for the first time by a participant during any calendar year, whether such incentive stock options are granted under the Plan or any other plans of the Company, may not exceed $100,000. Under the Plan, however, if the aggregate Fair Market Value of such incentive stock options exceeds this limit (whether due to its original terms, or due to accelerated exercisability following a Termination of Service due to death, Disability or Retirement (as such terms are defined in the Plan), or following a Change of Control (as hereinafter defined)), then to the extent permitted by Section 422 of the Code, the excess will be treated as a nonqualified stock option. Furthermore, the exercise price of incentive stock options must be at least 100% of the Fair Market Value of the Common Stock at the time the incentive stock option is granted, and special restrictions concerning the option price and the period during which the option may be exercised will be applicable with respect to any individual who, at the time the incentive stock option is granted, owns more than 10% of the total combined voting power of all classes of stock of the Company.

         The Plan also provides that, with respect to incentive stock options, the period during which an option may be exercisable following a Termination of Service generally may not exceed three months, unless (i) employment is terminated as the result of Disability, in which case the incentive stock options may be exercised during a period of one year following the date of such Disability, or (ii) employment is terminated as the result of death, or if the employee dies following a Termination of Service and during the period that the incentive stock option is still exercisable, in which case the incentive stock option may be exercised during a period of one year following the date of such death. In no event, however, may an incentive stock option be exercised after the expiration of its original term.

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Restricted Stock, Stock Awards and Performance Shares

      Under the Plan, the Committee has broad discretion to grant other equity-based incentives and compensation in the form of restricted stock or other stock awards, as well as performance shares.

      Restricted Stock. The Committee may award shares of restricted stock under the Plan to any Eligible Person, for such consideration, if any, as may be determined by the Committee or required by law, as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Company or its subsidiaries. Restricted stock generally consists of shares of Common Stock that at the time of award are subject to restrictions or limitations as to the participant's ability to sell, transfer, pledge or assign such shares. Shares of restricted stock may vest, and all or a portion of the applicable restrictions may lapse, from time to time over one or more restricted periods, based on such factors as continued employment, the passage of time or other measures as the Committee determines. The Committee also may determine the circumstances, if any, in which shares of restricted stock that have not previously vested may be forfeited by the participant or may be required to be resold to the Company, as well as the circumstances, if any, in which the vesting of such shares might be accelerated or delayed. Generally, in the discretion of the Committee, any shares of restricted stock that have not vested in full will be forfeited upon the participant's Termination of Service and shall be cancelled by the Company. Unless otherwise provided in the applicable award agreement, however, the Committee may in its discretion waive any remaining restrictions in the event of the death, Disability or Retirement of the participant during the applicable restricted period or in other cases of special circumstances. Notwithstanding the foregoing, under the terms of the Plan all shares of restricted stock which have not vested in full shall be forfeited and cancelled if the participant is terminated for cause, as determined by the Committee. In the discretion of the Committee, cash dividends with respect to shares of restricted stock may be automatically reinvested in additional shares of stock subject to the same restrictions, or cash dividends (or other distributions) with respect to such shares may be withheld by the Committee for the account of the participant, with or without interest. Except as expressly provided otherwise, persons to whom shares of restricted stock have been awarded will have all rights of a shareholder of the Company with respect to such shares, unless and until such shares are otherwise forfeited by such person.

      Stock Awards. The Committee may grant stock awards under the Plan to any Eligible Person in payment of compensation that has been earned or as compensation to be earned. All shares subject to a stock award shall be valued at not less than 100% of the Fair Market Value of the shares of Common Stock on the grant date of such stock award. Upon the issuance of shares subject to a stock award and the delivery of certificate(s) representing such shares to the participant, the participant will become a shareholder of the Company fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the company with respect to such shares.

     Performance Shares. The Committee may award performance shares under the Plan to any Eligible Person, for such consideration, if any, as may be determined by the Committee or required by law, as an incentive for the performance of future services that will contribute materially to the successful operation of the Company and its subsidiaries. A performance share generally consists of a unit valued by reference to the Common Stock; the value of one performance share will be equal at any given time to the Fair Market Value of one share of Common Stock. Performance shares generally may be earned by a participant only if the participant achieves certain performance objectives that are determined by the Committee at the time of the award. The performance objectives generally will be measured over one or more performance periods applicable to the Award of such shares as determined by the Committee at the time of the award. The Committee also has the discretion to determine the number of performance shares that will be paid to a participant if the applicable performance objectives are exceeded or met in whole or in part and the form of settlement of a performance share. Performance objectives may vary from participant to participant and will be based on such performance criteria (for example, minimum earnings per share or return on equity) as the Committee in its sole discretion determines appropriate. The Committee also has the discretion to revise the performance objectives during the duration of the performance period if it determines that significant events that have a substantial effect on the existing performance objectives have occurred. Generally, any performance shares that have not been earned or vested in full will be forfeited upon a participant's Termination of Service. Unless otherwise provided in the applicable award agreement, however, the Committee may in its discretion determine to make a settlement of such

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performance shares based on the extent to which the applicable performance objectives were satisfied and pro rated for the portion of the period during which the Participant was employed. Notwithstanding the foregoing, under the terms of the Plan all performance shares which have not been earned in full shall be forfeited and cancelled if the participant is terminated for cause, as determined by the Committee.

       The settlement of a performance share may be made in cash, in whole shares of Common Stock, or any combination thereof. The Committee may also, in its discretion, place restrictions on the transfer of any shares of Common Stock delivered to the participant in payment of the performance shares. Performance shares are not transferable by a participant.

Change of Control or Other Fundamental Change

        The Plan provides that upon certain mergers or other reorganizations to which the Company or any subsidiary is a party that involves an exchange or conversion or other adjustment of the Company's outstanding Common Stock, each participant generally shall be entitled upon the exercise of his or her stock options to receive the number and class of securities or other property to which such participant would have been entitled in the merger or reorganization if such participant had exercised such stock option prior to such merger or reorganization. The Committee, in its discretion, may provide for similar adjustments upon the occurrence of such events with respect to other Awards outstanding under the Plan.

         The Plan also provides that, upon the occurrence of a Change of Control: (i) outstanding stock options will become immediately exercisable in full (subject to any appropriate adjustments in the number of shares subject to the option and the option price), regardless of their terms, and shall remain exercisable for the remaining term of the option; (ii) outstanding performance shares will be deemed 100% earned and a pro rata portion of such performance shares (based on the portion of the applicable performance period that has elapsed at such time) shall be paid to the participant; and (iii) outstanding shares of restricted stock shall be deemed vested and all restrictions thereon shall be deemed lapsed. A Change of Control is defined under the Plan as (a) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation, (b) the approval by the Board of Directors of the Company of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all the assets of the Company, or (c) in the absence of a prior expression of approval by the Board of Directors of the Company, the acquisition of more than 20% of the Company's voting capital stock by any person within the meaning of Section 13(d)(3) of the Exchange Act other than a person, or group including a person, who beneficially owned, at the date of adoption of the Plan by the Board of Directors, more than 5.0% of the Company's voting capital stock. In addition, the Committee generally has the discretion to take such actions and make such adjustments with respect to outstanding Awards as it deems necessary or advisable, and fair and equitable, in the event of a Change of Control or other similar event.

          Upon the dissolution or liquidation of the Company, all outstanding Awards under the Plan shall terminate. Upon the adoption of a plan of dissolution or liquidation, all outstanding Awards shall be exercisable in full and all restrictions shall lapse, to the extent described in the previous paragraph.

Miscellaneous

         The Board of Directors generally may amend or terminate the Plan or any provision of the Plan at any time. To the extent required by the Exchange Act or the Code, however, absent approval by the Company's shareholders, no amendment may (i) materially alter the group of persons eligible to participate in the Plan; (ii) except as specifically provided in the Plan, increase the number of shares available for Awards under the Plan; (iii) extend the period during which incentive stock options may be granted beyond November 21, 2012; or (iv) alter the class of individuals eligible to receive an incentive stock option or increase the limit on incentive stock options or the value of shares of Common Stock for which eligible employees may be granted an incentive stock option. Furthermore, without the consent of the participant, no amendment to or discontinuance of the Plan or any provision thereof shall adversely affect (in the sole discretion of the Committee) any Award granted to the

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participant under the Plan, except that the Committee shall always have the right and power to annul any Award if the participant is terminated for cause and to convert any outstanding incentive stock option to a nonqualified stock option.

       If a participant is required to pay to the Company any amount with respect to income or employment tax withholding obligations in connection with an Award, no Common Stock will be transferred to such participant until the Committee in its sole discretion is satisfied as to the payment of such liabilities. The Committee in its discretion may allow a participant to satisfy any such obligation by withholding shares of Company Stock that otherwise would be delivered to such participant with a Fair Market Value equal to the amount of the withholding obligation.

Federal Income Tax Consequences

      The following is a brief description of the federal income tax consequences to the participants and the Company of the issuance and exercise of stock options under the Plan, as well as the grant of restricted stock, stock awards and performance shares. All ordinary income recognized by a participant with respect to Awards under the Plan shall be subject to both wage withholding and employment taxes. The deduction allowed to the Company for the ordinary income recognized by a participant with respect to an Award under the Plan will be limited to amounts that constitute reasonable, ordinary and necessary business expenses of the Company.

      Incentive Stock Options. In general, no income will result for federal income tax purposes upon either the granting or the exercise of any incentive option issued under the Plan. However, the difference between the option price of such stock and the Fair Market Value of the stock on the date of exercise is a tax preference item for purposes of calculating the alternative minimum tax on a participant's federal income tax return. The basis of the shares acquired by the exercise of the incentive option will initially be the price paid for such shares by the participant.

     Upon the disposition of the shares acquired by exercise of the incentive option, if certain holding period requirements (at least two years from the date of grant of the option and at least one year from exercise of the option) are satisfied, the excess of the sales price over the participant's basis in his or her shares (i.e., the option price) generally will be recognized by the participant as a capital gain. Under such circumstances, the Company will not be allowed a business expense deduction.

     If the holding period requirements with respect to incentive options are not met, the participant generally will recognize, at the time of the disposition of the stock, ordinary income in an amount equal to the difference between the basis in such shares and the lower of (i) the Fair Market Value of the stock on the date of exercise and (ii) the amount realized on the sale or exchange. If the amount realized on the sale or exchange exceeds the Fair Market Value of the stock on the date of exercise, then such excess generally will be recognized as a capital gain. In the case of a disposition prior to satisfaction of the holding period requirements which results in the recognition of ordinary income by the participant, the Company generally will be entitled to a deduction in the amount of such ordinary income recognized by the participant in the year of the disposition.

     If a participant delivers shares of Common Stock in payment of the option price, the participant generally will be treated as having made a like-kind exchange of such shares for an equal number of the shares so purchased, and no gain or loss will be recognized with respect to the shares surrendered to the Company in payment of said option price. In such a case, the participant will have a tax basis in a number of shares received pursuant to the exercise of the option equal to the number of shares of Common Stock used to exercise the option and equal to such participant's tax basis in the shares of Common Stock submitted in payment of the option price. The remaining shares of Common Stock acquired pursuant to the exercise of the option will have a tax basis equal to the gain, if any, recognized on the exercise of the option and any other consideration paid for such shares on the exercise of the option.

     Notwithstanding the foregoing, if a participant delivers any stock acquired through the exercise of a stock option in payment of all or a portion of the option price, and the holding period requirements described above

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have not been satisfied with respect to the shares of stock so delivered, the use of such stock to pay a portion of the option price will be treated as a disqualifying disposition, and the participant generally will recognize income.

      Nonqualified Stock Options. The grant of nonqualified stock options under the Plan will not result in any income being taxed to the participant at the time of the grant or in any tax deduction for the Company at such time. At the time a nonqualified stock option is exercised, the participant will be treated as having received ordinary income equal to the excess of the Fair Market Value of the shares of Common Stock acquired as of the date of exercise over the price paid for such stock. At that time, the Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income attributable to the participant upon exercise. The participant's holding period for the shares of Common Stock acquired will commence on the date of exercise, and the tax basis of the shares will be the greater of their Fair Market Value at the time of exercise or the exercise price.

      Restricted Stock. If a participant receiving a grant of restricted stock under the Plan makes an election with respect to such shares under Section 83(b) of the Code not later than 30 days after the date the shares are transferred to the participant pursuant to such grant, the participant will recognize ordinary income at the time of transfer in an amount equal to the excess of the Fair Market Value of the shares of Common Stock as of the date of transfer over the price paid (if any) for such restricted stock (determined without regard to any vesting conditions or other restrictions other than a restriction which by its terms will never lapse). In the absence of such an election, the participant will recognize ordinary income at the time the restrictions lapse in an amount equal to the excess of the Fair Market Value of the shares of Common Stock as of the date the restrictions lapse over the price paid (if any) for such stock. At the first to occur of the election or the lapsing of the restrictions, the Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income attributable to the participant. The participant's holding period for the shares of Common Stock acquired will commence upon the first to occur of the date the participant makes an election under Section 83(b) of the Code or on the date that the restrictions lapse, and the tax basis of the shares will be the greater of their Fair Market Value on that date or the price paid for the shares (if any).

     If an election is made under Section 83(b) of the Code, dividends received on shares which are subject to restrictions will be treated as ordinary income. If a participant does not make an election under Section 83(b) of the Code, dividends received on the restricted shares prior to the date that such restrictions lapse will be treated as additional compensation and not as dividend income for federal income tax purposes.

     If (i) an election is made under Section 83(b) of the Code and (ii) before the restrictions on the shares lapse, the shares which are subject to such election are forfeited to the Company, then (a) no deduction would be allowed to such participant for the amount included in the income of such participant by reason of such election, and (b) the participant would realize a loss in an amount equal to the excess, if any, of the ordinary income previously recognized by the participant with respect to such shares over the value of such shares at the time of forfeiture. Such loss would be a capital loss if the shares are held as a capital asset at such time. In such event, the Company would be required to include in its income the amount of any deduction previously allowable to it in connection with the transfer of such shares.

     Stock Awards. At the time a stock award is granted, the participant will be treated as having received ordinary income equal to the Fair Market Value of the shares of Common Stock acquired. At that time, the Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income which the participant receives. The participant's holding period for the shares of Common Stock acquired will commence on the date of grant, and the tax basis of the shares will be their Fair Market Value at that time.

     Performance Shares. At the time performance shares are earned, the participant will be treated as having received ordinary income equal to the Fair Market Value of the shares of Common Stock subject to such performance shares, whether paid in cash of by delivery of shares of Common Stock. At that time, the Company will be allowed a deduction for federal income tax purposes equal to the amount of ordinary income which the participant receives. The participant's holding period for the shares of Common Stock acquired (if any) will commence on the date of grant, and the tax basis of such shares will be their Fair Market Value at that time.

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REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors is composed of four independent directors and operates under a written charter adopted by the Board of Directors. The Company has affirmed to the New York Stock Exchange that the Board of Directors has determined that all members of the Audit Committee are "independent" as defined in the New York Stock Exchange Listed Company Manual.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and recommending to the Board of Directors the Company's independent auditors.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Accounting Standards).

     The Company's independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

    Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended September 29, 2002.

                                                                        SUBMITTED BY THE AUDIT COMMITTEE

                                                                        John R. Belk
                                                                        Anna Spangler Nelson
                                                                        Harold C. Stowe
                                                                         Isaiah Tidwell

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CHANGE OF INDEPENDENT PUBLIC ACCOUNTANTS

          Effective April 18, 2002, upon the recommendation of the Audit Committee, the Board of Directors approved the dismissal of its independent public accountants, Arthur Andersen LLP, and engaged KPMG LLP as its new independent public accountants. KPMG LLP reviewed the Company's financial statements for its fiscal quarters ended March 31 and June 30, 2002 and audited the Company's financial statements for the fiscal year ended September 29, 2002.

          During the Company's fiscal years ended October 1, 2000, and September 30, 2001, and the subsequent interim periods through April 18, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Arthur Andersen LLP's satisfaction, would have caused Arthur Andersen LLP to make reference to the subject matter of the disagreements in connection with its reports on the Company's financial statements for such periods. None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during the Company's fiscal years ended October 1, 2000, and September 30, 2001, or during any subsequent interim period through April 18, 2002.

        The audit reports issued by Arthur Andersen LLP on the Company's consolidated financial statements as of and for the fiscal years ended October 1, 2000 and September 30, 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The Company provided Arthur Andersen LLP with a copy of the foregoing disclosures, and a letter from Arthur Andersen LLP confirming its agreement with these disclosures was filed as an exhibit to the Company's Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 23, 2002.

       During the Company's fiscal years ended October 1, 2000, and September 30, 2001, and through April 18, 2002, the Company did not consult with KPMG LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any of the other matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

            It is the practice of the Board of Directors to select independent public accountants for the Company for the current fiscal year at the annual meeting of the Board of Directors, which normally follows the Annual Meeting. A representative of KPMG LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement, if he wishes to do so, and to respond to questions from shareholders.

Audit Fees

         The fees billed or incurred by KPMG LLP for services rendered to the Company for fiscal 2002 were as follows:

Audit Fees...............................................................................................	$180,000
Financial Information Systems Design and Implementation Fees.........	$ --
All Other Fees (1)...................................................................................	$211,488

___________
(1) Consists of audit-related services including statutory and stand alone audits for certain of the Company's foreign    subsidiaries, consulting services, tax compliance and related tax matters, and audits of employee benefit plans.

      The aggregate fees paid by the Company for audit services performed in fiscal 2002 by Arthur Andersen LLP were $14,000. The total audit fees incurred by the Company and its subsidiaries in the 2002 fiscal year were $194,000.

      The Audit Committee has considered whether the provision of the services under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees," above is compatible with maintaining KPMG LLP's independence and has determined that it is.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        During late fiscal year 2001 Harris Teeter, a subsidiary of the Company, appointed Metro Marketing as its designated broker for its HT Trader private label product line. Metro Marketing, in its role as independent broker, performed various services on behalf of Harris Teeter including order placement, interface with manufacturers for product issues or product problems, marketing and retail support services and the development of new products. Third party manufacturers represented by Metro Marketing that provide products to Harris Teeter for this product line are required to pay Metro Marketing a fee based upon the amount of product sold. Rush Dickson (the brother of Thomas W. Dickson, the President, Chief Executive Officer and a director of the Company and the son of R. Stuart Dickson, a director of the Company), was an agent for Metro Marketing and received a commission for the services described above based upon fees received by Metro Marketing. During fiscal year 2002, Harris Teeter purchased approximately $3.6 million of product from manufacturers represented by Metro Marketing resulting in commissions of approximately $133,000 that were paid to Rush Dickson. On November 15, 2002 Rush Dickson acquired Metro Marketing.

        Effective May 1, 2002, Alan T. Dickson and R. Stuart Dickson retired from the Company as executive officers, but retained their respective positions as Chairman of the Board of Directors and Chairman of the Executive Committee of the Board of Directors in a non-executive capacity. In connection with their retirement, each entered into a retirement arrangement with the Company described in more detail in the section of this Proxy Statement entitled "Retirement Arrangements."

SECTION 16(a) BENEFICIAL OWNERSHIP
REPORTING COMPLIANCE

       Section 16 of the Exchange Act requires the Company's directors and executive officers to file reports with the Securities and Exchange Commission indicating their holdings of and transactions in the Company's equity securities and to provide copies of such reports to the Company. To the Company's knowledge, based solely on a review of such copies or written representations relating thereto, insiders of the Company complied with all filing requirements, except retired directors John W. Copeland and Hugh L. McColl, Jr., each of whose Form 5 was filed by the Company on their behalf in an untimely manner (each Form 5 reported a stock option grant and, in the case of Mr. Copeland, the grant of phantom stock units in accordance with the Director Deferral Plan).

SHAREHOLDER PROPOSALS

      The deadline for submission of shareholder proposals pursuant to Rule 14a-8 under the Exchange Act for inclusion in the Company's proxy statement for its 2004 annual meeting of shareholders is August 25, 2003. Any shareholder proposal to be submitted at the 2004 annual meeting of shareholders (but not required to be included in the Company's proxy statement), including nominations for election to the Board of Directors, must also comply with Article III, Section 12 of the Company's Bylaws, which requires that a shareholder give written notice to the Company not later than the 45th day prior to the first anniversary of the date the Company first mailed its proxy materials for the preceding year's annual meeting of shareholders. Shareholder proposals submitted at the 2004 annual meeting of shareholders (but not required to be included in the Company's proxy statement) will not be considered timely unless the notice required by the Bylaws is delivered to the Secretary of the Company not later than November 8, 2003.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

      The Securities and Exchange Commission rules permit registrants to send a single set of the annual report and proxy statement to any household at which two or more shareholders reside if the registrant believes they are members of the same family. Each shareholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information shareholders receive and reduces the expense to the registrant. The Company has not implemented these householding rules with respect to its record holders; however, a limited number of brokerage firms have instituted householding which may impact certain beneficial owners of Common Stock. If your family has multiple accounts by which you hold Common Stock, you may have previously received a householding notification from your broker. Please contact your broker

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directly if you have any questions, require additional copies of the proxy statement or annual report, or wish to revoke your decision to household, and thereby receive multiple reports. Those options are available to you at any time.

ANNUAL REPORT

       The Annual Report of the Company for the year ended September 29, 2002, including financial statements, accompanies this Proxy Statement.

OTHER MATTERS

      The Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. However, if other matters are properly presented at the Annual Meeting, it is the intention of the proxy holders named in the accompanying form of proxy to vote the proxies in accordance with their best judgment.

                                                                                           By order of the Board of Directors

                                                                                            Douglas J. Yacenda
                                                                                            Secretary

  December 23, 2002

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                                                                                                                      APPENDIX A

RUDDICK CORPORATION
2002 COMPREHENSIVE STOCK OPTION AND AWARD PLAN

EFFECTIVE NOVEMBER 21, 2002*

*Subject to Shareholder Approval

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RUDDICK CORPORATION
2002 COMPREHENSIVE STOCK OPTION AND AWARD PLAN

ARTICLE 1 --PREAMBLE

1.1     The Ruddick Corporation 2002 Comprehensive Stock Option and Award Plan is intended to secure for the Corporation, its Subsidiaries and its shareholders the benefits arising from ownership of the Corporation's Common Stock by the employees of the Corporation and its Subsidiaries and by the directors of the Corporation, all of whom are and will be responsible for the Corporation's future growth. The Plan is designed to help attract and retain for the Corporation and its Subsidiaries personnel of superior ability for positions of exceptional responsibility, to reward employees and directors for past services and to motivate such individuals through added incentives to further contribute to the success of the Corporation. With respect to persons subject to Section 16 of the Act, transactions under this Plan are intended to satisfy the requirements of Rule 16b-3 of the Act.

1.2     Awards under the Plan may be made to Eligible Persons in the form of (i) Incentive Stock Options (to Eligible Employees only); (ii) Nonqualified Stock Options; (iii) Restricted Stock; (iv) Stock Awards; (v) Performance Shares; or (vi) any combination of the foregoing.

1.3     The Plan shall be effective November 21, 2002 (the "Effective Date"), subject to approval by the shareholders of the Corporation to the extent necessary to satisfy the requirements of the Code, the New York Stock Exchange, Inc., or other applicable federal or state law.

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ARTICLE II --DEFINITIONS

DEFINITIONS. Except where the context otherwise indicates, the following definitions apply:

2.1     "Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.2     "Award" means an award granted to a Participant in accordance with the provisions of the Plan, including, but not limited to, Stock Options, Restricted Stock, Stock Awards, Performance Shares, or any combination of the foregoing.

2.3     "Award Agreement" means the separate written agreement evidencing each Award granted to a Participant under the Plan.

2.4     "Board of Directors" means the Board of Directors of the Corporation.

2.5     "Change of Control" shall mean (i) the adoption of a plan of merger or consolidation of the Corporation with any other corporation or association as a result of which the holders of the voting capital stock of the Corporation as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of Directors of an agreement providing for the sale or transfer (other than as security for obligations of the Corporation) of substantially all the assets of the Corporation; or (iii) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 20% of the Corporation's voting capital stock by any person within the meaning of Section 13(d)(3) of the Act, other than a person, or group including a person, who beneficially owned, as of the Effective Date, more than 5% of the Corporation's voting capital stock.

2.6      "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

2.7     "Committee" means a committee of the Board of Directors established by the Board of Directors for the administration of the Plan pursuant to Article III and consisting of two or more Directors. To the extent necessary to comply with Rule 16b-3 under the Act, the Committee shall consist solely of two or more Non-Employee Directors. The Compensation and Special Stock Option Committee of the Board of Directors shall constitute the Committee until otherwise determined by the Board of Directors.

2.8     "Common Stock" means the common stock of the Corporation to be issued pursuant to the Plan.

2.9     "Corporation" means Ruddick Corporation, a North Carolina corporation, and its successors and assigns.

2.10    "Director" means a member of the Board of Directors of the Corporation.

2.11     "Disability" means disability as determined under procedures established by the Committee or in any Award, as set forth in a Participant's Award Agreement.

2.12     "Effective Date" shall be the date set forth in Section 1.3 of the Plan.

2.13     "Eligible Employee" means an Eligible Person who is an employee of the Corporation or any Subsidiary.

2.14     "Eligible Person" means any employee of the Corporation or any Subsidiary or any Director, as well as any other person whose participation the Committee determines is in the best interest of the Corporation, subject to limitations as may be provided by the Code, the Act or the Committee.

2.15     "ERISA" means the Employee Retirement Income Security Act of 1974, as now in effect or as hereafter amended.

2.16     "Fair Market Value" means, as of a given date and for so long as shares of the Common Stock are listed on a national securities exchange or reported on The Nasdaq Stock Market as a Nasdaq National Market security, the mean between the high and low sales prices for the Common Stock on such date, or, if no such shares were sold on such date, the most recent date on which shares of such Common Stock were sold, as reported in The Wall Street Journal. If the Common Stock is not listed on a national securities exchange or reported on The Nasdaq Stock Market as a Nasdaq National Market security, Fair Market

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Value shall mean the average of the closing bid and asked prices for such stock in the over-the-counter market as reported by The Nasdaq Stock Market. If the Common Stock is not listed on a national securities exchange or reported on The Nasdaq Stock Market as a Nasdaq National Market security, or the over-the-counter market, Fair Market Value shall be the fair value thereof determined in good faith by the Board of Directors.

2.17     "Grant Date" means, as to any Award, the latest of:

(a)    the date on which the Committee authorizes the grant of the Award; or
(b)    the date the Participant receiving the Award becomes an employee or a director of the Corporation or its Subsidiaries, to the extent employment status is a condition of the grant or a requirement of the Code or the Act; or
(c)    such other date (later than the dates described in (a) and (b) above) as the Committee may designate and as set forth in the Participant's Award Agreement.
2.18     "Immediate Family" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law and shall include adoptive relationships.

2.19     "Incentive Stock Option" means a Stock Option that meets the requirements of Section 422 of the Code and is granted under Article IV of the Plan and designated as an Incentive Stock Option in a Participant's Award Agreement.

2.20    "Non-Employee Director" shall have the meaning set forth in Rule 16b-3 under the Act.

2.21     "Nonqualified Stock Option" means a Stock Option that does not meet the requirements of Section 422 of the Code and is granted under Article V of the Plan, or, even if meeting the requirements of Section 422 of the Code, is not intended to be an Incentive Stock Option and is not so designated in the Participant's Award Agreement.

2.22     "Option Period" means the period during which a Stock Option may be exercised from time to time, as established by the Committee and contained in the Award Agreement for each Participant who is granted a Stock Option.

2.23     "Option Price" means the purchase price for a share of Common Stock subject to purchase pursuant to a Stock Option, as established by the Committee and contained in the Award Agreement for each Participant who is granted a Stock Option.

2.24     "Participant" means an Eligible Person to whom an Award has been granted and who has entered into an Award Agreement evidencing the Award.

2.25    "Performance Share" means an Award under Article IX of the Plan of a unit valued by reference to the Common Stock, the payout of which is subject to achievement of such Performance Objectives, measured during one or more Performance Periods, as the Committee, in its sole discretion, shall establish at the time of such Award and set forth in a Participant's Award Agreement.

2.26     "Performance Objectives" shall have the meaning set forth in Article IX of the Plan.

2.27     "Performance Period" shall have the meaning set forth in Article IX of the Plan.

2.28     "Plan" means the Ruddick Corporation 2002 Comprehensive Stock Option and Award Plan, as amended from time to time.

2.29     "Restricted Stock" means an Award under Article VII of the Plan of shares of Common Stock that are at the time of the Award subject to restrictions or limitations as to the Participant's ability to sell, transfer, pledge or assign such shares, which restrictions or limitations may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee, in its sole discretion, shall determine at the time of such Award and set forth in a Participant's Award Agreement.

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2.30     "Restriction Period" means the period commencing on the Grant Date with respect to such shares of Restricted Stock and ending on such date as the Committee, in its sole discretion, shall establish and set forth in a Participant's Award Agreement.

2.31     "Retirement" means retirement as determined under procedures established by the Committee or in any Award, as set forth in a Participant's Award Agreement.

2.32     "Stock Award" means an Award of shares of Common Stock under Article VIII of the Plan.

2.33     "Stock Option" means an Award under Article IV or Article V of the Plan of an option to purchase Common Stock. A Stock Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

2.34      "Subsidiary" means a subsidiary corporation of the Corporation as that term is defined in Code section 424(f). "Subsidiaries" means more than one Subsidiary.

2.35     "Termination of Service" means (i) in the case of an Eligible Employee, the discontinuance of employment of such Participant with the Corporation or its Subsidiaries for any reason other than a transfer to another member of the group consisting of the Corporation and its Subsidiaries and (ii) in the case of a Director who is not an employee of the Corporation or any Subsidiary, the date such Participant ceases to serve as a Director. The determination of whether a Participant has discontinued employment shall be made by the Committee in its sole discretion. In determining whether a Termination of Service has occurred, the Committee may provide that service as a consultant or service with a business enterprise in which the Corporation has a significant ownership interest shall be treated as employment with the Corporation.

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ARTICLE III -- ADMINISTRATION

3.1     The Plan shall be administered by the Committee. Except as otherwise required by Rule 16b-3 under the Act, the Committee, in its discretion, may delegate to one or more of its members such of its powers as it deems appropriate. The Committee also may limit the power of any member to the extent necessary to comply with Rule 16b-3 under the Act or any other law, rule or regulation. The Board of Directors may serve as the Committee, if by the terms of the Plan all members of the Board of Directors are otherwise eligible to serve on the Committee. In addition, the Committee may delegate the authority to carry out some or all of its responsibilities to one or more senior executive officers, which shall include the President, Chief Executive Officer and Chief Financial Officer, of the Corporation. The Committee, however, may delegate its authority to such an officer of the Corporation only with respect to the grant of Awards to Eligible Persons who are Eligible Employees not subject to Section 16 of the Act. The Committee may at any time rescind the authority delegated to any such officers.

3.2     The Committee shall meet at such times and places as it determines. The Committee shall at all times operate and be governed, and Committee meetings shall be conducted and action taken, in accordance with the provisions of the Corporation's Bylaws or resolutions or policies adopted by the Board of Directors from time to time regarding the operation of committees of the Corporation.

3.3     Subject to the provisions of Section 5.3 regarding grants of Nonqualified Stock Options by the Board of Directors, the Committee shall have the exclusive right to interpret, construe and administer the Plan, to select the Eligible Persons who shall receive an Award, and to act in all matters pertaining to the grant of an Award and the determination and interpretation of the provisions of the related Award Agreement, including, without limitation, the determination of the number of shares subject to Stock Options and the Option Period(s) and Option Price(s) thereof, the number of shares of Restricted Stock or shares subject to Stock Awards or Performance Shares subject to an Award, the vesting periods (if any) and the form, terms, conditions and duration of each Award, and any amendment thereof consistent with the provisions of the Plan. All acts, determinations and decisions of the Committee made or taken pursuant to the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan or any Award Agreement, including the severability of any and all of the provisions thereof, shall be conclusive, final and binding upon all Participants, Eligible Persons and their beneficiaries.

3.4     The Committee may adopt such rules, regulations and procedures of general application for the administration of this Plan as it deems appropriate.

3.5     Without limiting the provisions of this Article III, and subject to the provisions of Article X, the Committee is authorized to take such action as it determines to be necessary or advisable, and fair and equitable to Participants and to the Corporation, with respect to an outstanding Award in the event of a Change of Control as described in Article X or other similar event. Such action may include, but shall not be limited to, establishing, amending or waiving the form, terms, conditions and duration of an Award and the related Award Agreement, so as to provide for earlier, later, extended or additional times for exercise or payments, differing methods for calculating payments, alternate forms and amounts of payment, an accelerated release of restrictions or other modifications. The Committee may take such actions pursuant to this Section 3.5 by adopting rules and regulations of general applicability to all Participants or to certain categories of Participants, by including, amending or waiving terms and conditions in an Award and the related Award Agreement, or by taking action with respect to individual Participants from time to time.

3.6    Subject to the provisions of Section 3.11, the aggregate number of shares of Common Stock which may be issued pursuant to Awards under the Plan shall be Two Million (2,000,000) shares. Such shares of Common Stock shall be made available from authorized and unissued shares of the Corporation.

(a)     For all purposes under the Plan, each Performance Share awarded shall be counted as one share of Common Stock subject to an Award.
(b)    If, for any reason, any shares of Common Stock (including shares of Common Stock subject to Performance Shares) that have been awarded or are subject to issuance or purchase pursuant to
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Awards outstanding under the Plan are not delivered or purchased, or are reacquired by the Corporation, for any reason, including but not limited to a forfeiture of Restricted Stock or failure to earn Performance Shares or the termination, expiration or cancellation of a Stock Option, or any other termination of an Award without payment being made in the form of shares of Common Stock (whether or not Restricted Stock), such shares of Common Stock shall not be charged against the aggregate number of shares of Common Stock available for Award under the Plan and shall again be available for Awards under the Plan. In no event, however, may Common Stock that is surrendered or withheld to pay the exercise price of a Stock Option be available for future grants under the Plan.
(c)     The foregoing subsections (a) and (b) of this Section 3.6 shall be subject to any limitations provided by the Code or by Rule 16b-3 under the Act or by any other applicable law, rule or regulation.
3.7      Each Award granted under the Plan shall be evidenced by a written Award Agreement, which shall be subject to and shall incorporate (by reference or otherwise) the applicable terms and conditions of the Plan, and shall include any other terms and conditions (not inconsistent with the Plan) required by the Committee.

3.8     The Corporation shall not be required to issue or deliver any certificates for shares of Common Stock under the Plan prior to:

(a)     any required approval of the Plan by the shareholders of the Corporation; and
(b)     the completion of any registration or qualification of such shares of Common Stock under any federal or state law, or any ruling or regulation of any governmental body that the Corporation shall, in its discretion, determine to be necessary or advisable.
3.9      The Committee may require any Participant acquiring shares of Common Stock pursuant to any Award under the Plan to represent to and agree with the Corporation in writing that such person is acquiring the shares of Common Stock for investment purposes and without a view to resale or distribution thereof. Shares of Common Stock issued and delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed and any applicable federal or state laws, and the Committee may cause a legend or legends to be placed on the certificate or certificates representing any such shares to make appropriate reference to any such restrictions. In making such determination, the Committee may rely upon an opinion of counsel for the Corporation.

3.10     Except as otherwise expressly provided in the Plan or in an Award Agreement with respect to an Award, no Participant shall have any right as a shareholder of the Corporation with respect to any shares of Common Stock subject to such Participant's Award except to the extent that, and until, one or more certificates representing such shares of Common Stock shall have been delivered to the Participant. No shares shall be required to be issued, and no certificates shall be required to be delivered, under the Plan unless and until all of the terms and conditions applicable to such Award shall have, in the sole discretion of the Committee, been satisfied in full and any restrictions shall have lapsed in full, and unless and until all of the requirements of law and of all regulatory bodies having jurisdiction over the offer and sale, or issuance and delivery, of the shares shall have been fully complied with.

3.11     The total amount of shares with respect to which Awards may be granted under the Plan and rights of outstanding Awards (both as to the number of shares subject to the outstanding Awards and the Option Price(s) or other purchase price(s) of such shares, as applicable) shall be appropriately adjusted for any increase or decrease in the number of outstanding shares of Common Stock of the Corporation resulting from payment of a stock dividend on the Common Stock, a stock split or subdivision or combination of shares of the Common Stock, or a reorganization or reclassification of the Common Stock, or any other change in the structure of shares of the Common Stock. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become

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subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

3.12    In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Corporation against reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgment or settlement in any such action, suit or proceeding, except as to matters as to which the Committee member has been negligent or engaged in misconduct in the performance of his duties; provided, however, that within sixty (60) days after institution of any such action, suit or proceeding, a Committee member shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

3.13   The Committee shall be authorized to make adjustments in any performance based criterion or in the other terms and conditions of outstanding Awards in recognition of unusual or nonrecurring events affecting the Corporation (or any Subsidiary, if applicable) or its financial statements or changes in applicable laws, regulations or accounting principles. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem necessary or desirable to reflect any such adjustment. In the event the Corporation (or any Subsidiary, if applicable) shall assume outstanding employee benefit awards or the right or obligation to make future such awards in connection with the acquisition of another corporation or business entity, the Committee may, in its discretion, make such adjustments in the terms of outstanding Awards under the Plan as it shall deem appropriate.

3.14     Subject to the express provisions of the Plan, the Committee shall have full power and authority to determine whether, to what extent and under what circumstances any outstanding Award shall be terminated, canceled, forfeited or suspended. Notwithstanding the foregoing or any other provision of the Plan or an Award Agreement, all Awards to any Participant that are subject to any restriction or have not been earned or exercised in full by the Participant shall be terminated and canceled if the Participant is terminated for cause, as determined by the Committee in its sole discretion.

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ARTICLE IV -- INCENTIVE STOCK OPTIONS

4.1     The Committee, in its sole discretion, may from time to time on or after the Effective Date grant Incentive Stock Options to Eligible Employees, subject to the provisions of this Article IV and Articles III and VI and subject to the following conditions:

(a)   Incentive Stock Options shall be granted only to Eligible Employees, each of whom may be granted one or more of such Incentive Stock Options at such time or times determined by the Committee; provided, however, that Incentive Stock Options shall be granted only to an Eligible Employee who, at the time of the Grant Date, does not own stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.
(b)   The Option Price per share of Common Stock for an Incentive Stock Option shall be set in the Award Agreement, but shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.
(c)   An Incentive Stock Option may be exercised in full or in part from time to time within ten (10) years from the Grant Date, or such shorter period as may be specified by the Committee as the Option Period and set forth in the Award Agreement; provided, however, that in any event the Incentive Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Committee and set forth in the related Award Agreement; and provided, further, that such period following a Termination of Service shall not exceed three (3) months unless employment shall have terminated:
(i)  as a result of Disability, in which event such period shall not exceed one year after the date of Disability; or
(ii)  as a result of death, or if death shall have occurred following a Termination of Service (other than as a result of Disability) and during the period that the Incentive Stock Option was still exercisable, in which event such period may not exceed one year after the date of death; and
provided, further, that such period following a Termination of Service shall in no event extend beyond the original Option Period of the Incentive Stock Option.
(d)   The aggregate Fair Market Value of the shares of Common Stock with respect to which any incentive stock options (whether under this Plan or any other plan established by the Corporation) are first exercisable during any calendar year by any Eligible Employee shall not exceed one hundred thousand dollars ($100,000), determined based on the Fair Market Value(s) of such shares as of their respective grant dates; provided, however, that to the extent permitted under Section 422 of the Code:
(i)   if the aggregate Fair Market Values of the shares of Common Stock with respect to which incentive stock options are first exercisable during any calendar year (whether such Incentive Stock Options are granted under this Plan or any other plan established by the Corporation) exceeds one hundred thousand dollars ($100,000), such excess shall be treated as a Nonqualified Stock Option;
(ii)   if a Participant's employment is terminated by reason of death, Disability or Retirement and the portion of any incentive stock option that is otherwise exercisable during the post-termination period applied without regard to the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code is greater than the portion of such option that is immediately exercisable as an Incentive Stock Option during such post-termination period under Section 422, such excess shall be treated as a Nonqualified Stock Option; and

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(iii)   if the exercise of an Incentive Stock Option is accelerated by reason of a Change of Control, any portion of such Award that is not exercisable as an incentive stock option by reason of the one hundred thousand dollar ($100,000) limitation contained in Section 422 of the Code shall be treated as a Nonqualified Stock Option.

(e)   No Incentive Stock Options may be granted more than ten (10) years from the Effective Date. 4.2     Subject to the limitations of Section 3.6, the maximum number of shares of Common Stock subject to Incentive Stock Option Awards shall be the maximum number of shares available for Awards under the Plan.

4.3     The Committee may provide for any other terms and conditions which it determines should be imposed for an Incentive Stock Option to qualify under Section 422 of the Code, as well as any other terms and conditions not inconsistent with this Article IV or Articles III or VI, as determined in its discretion and set forth in the Award Agreement for such Incentive Stock Option.

4.4     Each provision of this Article IV and of each Incentive Stock Option granted hereunder shall be construed in accordance with the provisions of Section 422 of the Code, and any provision hereof that cannot be so construed shall be disregarded.

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ARTICLE V -- NONQUALIFIED STOCK OPTIONS

5.1   The Committee, in its sole discretion, may from time to time on or after the Effective Date grant Nonqualified Stock Options to Eligible Persons, subject to the provisions of this Article V and Articles III and VI and subject to the following conditions:

(a)   Nonqualified Stock Options may be granted to any Eligible Persons, each of whom may be granted one or more of such Nonqualified Stock Options, at such time or times determined by the Committee, subject to the provisions of Section 5.3 below.
(b)   The Option Price per share of Common Stock for a Nonqualified Stock Option shall be set in the Award Agreement and may be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the Grant Date.
(c)   A Nonqualified Stock Option may be exercised in full or in part from time to time within the Option Period specified by the Committee and set forth in the Award Agreement; provided, however, that in any event the Nonqualified Stock Option shall lapse and cease to be exercisable upon a Termination of Service or within such period following a Termination of Service as shall have been determined by the Committee and set forth in the related Award Agreement.
5.2    The Committee may provide for any other terms and conditions for a Nonqualified Stock Option not inconsistent with this Article V or Articles III or VI, as determined in its discretion and set forth in the Award Agreement for such Nonqualified Stock Option.

5.3    In addition to, and not in limitation of, the right of the Committee to grant Nonqualified Stock Options to Eligible Persons as described in this Article V, the full Board of Directors may from time to time grant Nonqualified Stock Options to Directors who are not also employees of the Corporation or any Subsidiary, pursuant to the terms and conditions of this Article V and Articles III and VI, and subject to the requirements of Rule 16b-3 under the Act.

5.4    Except as otherwise provided in section 5.4(f), any individual who is not a Non-Employee Director on the Effective Date but who is elected a Non-Employee Director within ten (10) years after the Effective Date shall be granted, as of the date of such election as Non-Employee Director, a Nonqualified Stock Option to purchase 10,000 shares of Common Stock. The Corporation shall tender to each Director for signature an Award Agreement, which Award Agreement shall comply with and be subject to the following terms and conditions:

(a)   The exercise price of shares of Common Stock covered by the Nonqualified Stock Option shall not be less than 100% of the Fair Market Value of such shares on the Grant Date (as that term is defined in Section 2.17(b)).
(b)   No Nonqualified Stock Option granted pursuant to this Section 5.4 may be exercised:
(i)   Before the Plan is approved by the shareholders of the Corporation;
(ii)   If and to the extent required by Rule 16b-3 of the Act, within the first six months after the date the Plan is approved by the shareholders; provided that this six month restriction shall not apply if the Non-Employee Director dies during the six month period;
(iii)  After the expiration of ten (10) years from the Grant Date; provided, however, that each Nonqualified Stock Option shall be subject to termination before its date of expiration as herein provided;
(iv)   Except as set forth in Section 5.4(c) or 5.5(d) hereof, more than three months after the Non-Employee Director ceases to be a Director; provided, however, that if the Non-Employee Director ceases to be a Director before the lapse of the six month period described in clause (ii) above, more than three months after the lapse of such six-month period.
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(c)    If a Non-Employee Director ceases to be a Director for reason of death or Disability, the Nonqualified Stock Option may be exercised (subject to the limitations of Sections 5.4 (b)(ii) and 5.4(b)(iii)) within one year after his death or Disability by the Non-Employee Director or person to whom the Non-Employee Director's rights under the Nonqualified Stock Option shall have passed by will or by the laws of dissent and distribution
(d)    If a Non-Employee Director dies after he ceases to be a Director, but within the time period during which his outstanding Nonqualified Stock Options are still exercisable, the Nonqualified Stock Option may be exercised (subject to the limitations of Sections 5.4(b)(i) and 5.4(b)(iii)) within one year after his death by the person to whom the Non-Employee Director's rights under the Nonqualified Stock Option shall have passed by will or by the laws of descent and distribution.
(e)    Nonqualified Stock Options granted pursuant to this Section 5.4 may be exercised in the manner set forth in Section 6.3 hereof. Notwithstanding anything herein to the contrary, however, Nonqualified Stock Options granted to Directors shall be exercised in such a manner as to conform to the provisions of Rule 16b-3 of the Act.
(f)    Notwithstanding the foregoing, the grant of a Nonqualified Stock Option to a Non-Employee Director will not be made under this Section 5.4 if either (i) such Non-Employee Director receives a grant of no less than 10,000 shares of Common Stock pursuant to Section 9 of the Ruddick Corporation 1995 Comprehensive Stock Option Plan (the "1995 Plan") or Section 5.4 of the Ruddick Corporation 2000 Comprehensive Stock Option and Award Plan (the "2000 Plan"), or (ii) the Committee in its sole discretion determines that the grant of the Nonqualified Stock Options under this Section 5.4 will not be made to one or more Non-Employee Directors. In addition, the grant of a Nonqualified Stock Option to a Non-Employee Director under this Section 5.4 may be reduced to the extent the Committee in its sole discretion determines that a grant of the Nonqualified Stock Option under this Section 5.4 should be for fewer than 10,000 shares of Common Stock so that when considered along with grants pursuant to Section 9 of the 1995 Plan or Section 5.4 of the 2000 Plan, such grants in the aggregate do not exceed 10,000 shares of Common Stock.

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ARTICLE VI -- INCIDENTS OF STOCK OPTIONS

6.1     Each Stock Option shall be granted subject to such terms and conditions, if any, not inconsistent with this Plan, as shall be determined by the Committee and set forth in the related Award Agreement, including any provisions as to continued employment as consideration for the grant or exercise of such Stock Option and any provisions which may be advisable to comply with applicable laws, regulations or rulings of any governmental authority.

6.2     Except as hereinafter described, a Stock Option shall not be transferable by the Participant other than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by the Participant or the Participant's guardian or legal representative. In the event of the death of a Participant, any unexercised Stock Options may be exercised to the extent otherwise provided herein or in such Participant's Award Agreement by the executor or personal representative of such Participant's estate or by any person who acquired the right to exercise such Stock Options by bequest under the Participant's will or by inheritance. The Committee, in its sole and absolute discretion, may at any time permit a Participant to transfer a Nonqualified Stock Option for no consideration to or for the benefit of one or more members of the Participant's Immediate Family (including, without limitation, to a trust for the benefit of the Participant and/or one or more members of such Participant's Immediate Family or a corporation, partnership or limited liability company established and controlled by the Participant and/or one or more members of such Participant's Immediate Family), subject to such limits as the Committee may establish. The transferee of such Nonqualified Stock Option shall remain subject to all terms and conditions applicable to such Nonqualified Stock Option prior to such transfer. The foregoing right to transfer the Nonqualified Stock Option, if granted by the Committee, shall apply to the right to consent to amendments to the Award Agreement.

6.3     Shares of Common Stock purchased upon exercise of a Stock Option shall be paid for in such amounts, at such times and upon such terms as shall be determined by the Committee, subject to limitations set forth in the Stock Option Award Agreement. The Committee may, in its sole and absolute discretion, permit the exercise of a Stock Option by payment in cash or by tendering shares of Common Stock (by either by actual delivery of such shares or by attestation), or any combination thereof, as determined by the Committee. In the discretion of the Committee, payment in shares of Common Stock also may be made with shares received upon the exercise or partial exercise of the Stock Option, whether or not involving a series of exercises or partial exercises and whether or not share certificates for such shares surrendered have been delivered to the Participant. The Committee also may, in its sole and absolute discretion, permit the exercise of a Stock Option by payment of the voluntary surrender of all or a portion of the Stock Option. Shares of Common Stock previously held by the Participant and surrendered in payment of the Option Price of a Stock Option shall be valued for such purpose at the Fair Market Value thereof on the date the Stock Option is exercised.

6.4     No cash dividends shall be paid on shares of Common Stock subject to unexercised Stock Options.

6.5     The Committee may at any time offer to purchase a Participant's outstanding Stock Option for a payment equal to the value of such Stock Option payable in cash, shares of Common Stock or Restricted Stock or other property upon surrender of the Participant's Stock Option, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

6.6     The Committee shall have the discretion, exercisable either at the time the Award is granted or at the time the Participant discontinues employment, to establish as a provision applicable to the exercise of one or more Stock Options that, during a limited period of exercisability following a Termination of Service, the Stock Option may be exercised not only with respect to the number of shares of Common Stock for which it is exercisable at the time of the Termination of Service but also with respect to one or more subsequent installments for which the Stock Option would have become exercisable had the Termination of Service not occurred.

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ARTICLE VII --  RESTRICTED STOCK

7.1    The Committee, in its sole discretion, may from time to time on or after the Effective Date award shares of Restricted Stock to Eligible Persons as a reward for past service and an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries, subject to the terms and conditions set forth in this Article VII.

7.2     The Committee shall determine the terms and conditions of any Award of Restricted Stock, which shall be set forth in the related Award Agreement, including without limitation:

(a)   the purchase price, if any, to be paid for such Restricted Stock, which may be zero, subject to such minimum consideration as may be required by applicable law;
(b)   the duration of the Restriction Period or Restriction Periods with respect to such Restricted Stock and whether any events may accelerate or delay the end of such Restriction Period(s);
(c)   the circumstances upon which the restrictions or limitations shall lapse, and whether such restrictions or limitations shall lapse as to all shares of Restricted Stock at the end of the Restriction Period or as to a portion of the shares of Restricted Stock in installments during the Restriction Period by means of one or more vesting schedules;
(d)   whether such Restricted Stock is subject to repurchase by the Corporation or to a right of first refusal at a predetermined price or if the Restricted Stock may be forfeited entirely under certain conditions;
(e)   whether any performance goals may apply to a Restriction Period to shorten or lengthen such period; and
(f)   whether dividends and other distributions with respect to such Restricted Stock are to be paid currently to the Participant or withheld by the Corporation for the account of the Participant.
7.3     Awards of Restricted Stock must be accepted within a period of thirty (30) days after the Grant Date (or such shorter or longer period as the Committee may specify at such time) by executing an Award Agreement with respect to such Restricted Stock and tendering the purchase price, if any. A prospective recipient of an Award of Restricted Stock shall not have any rights with respect to such Award, unless such recipient has executed an Award Agreement with respect to such Restricted Stock, has delivered a fully executed copy thereof to the Committee and has otherwise complied with the applicable terms and conditions of such Award.

7.4     In the discretion of the Committee and as set forth in the Award Agreement for an Award of Restricted Stock, all shares of Restricted Stock held by a Participant and still subject to restrictions shall be forfeited by the Participant upon the Participant's Termination of Service and shall be reacquired, canceled and retired by the Corporation. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Restricted Stock, in the event of the death, Disability or Retirement of a Participant during the Restriction Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Committee may elect to waive in whole or in part any remaining restrictions with respect to all or any part of such Participant's Restricted Stock, if it finds that a waiver would be appropriate.

7.5     Except as otherwise provided in this Article VII, no shares of Restricted Stock received by a Participant shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period.

7.6    Upon an Award of Restricted Stock to a Participant, a certificate or certificates representing the shares of such Restricted Stock will be issued to and registered in the name of the Participant. Unless otherwise determined by the Committee, such certificate or certificates will be held in custody by the Corporation until (i) the Restriction Period expires and the restrictions or limitations lapse, in which case one or more certificates representing such shares of Restricted Stock that do not bear a restrictive legend (other than any legend as required under applicable federal or state securities laws) shall be delivered to the Participant, or (ii) a prior forfeiture by the Participant of the shares of Restricted Stock subject to such

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Restriction Period, in which case the Corporation shall cause such certificate or certificates to be canceled and the shares represented thereby to be retired, and the shares represented thereby to be retired, all as set forth in the Participant's Award Agreement. It shall be a condition of an Award of Restricted Stock that the Participant deliver to the Corporation a stock power endorsed in blank relating to the shares of Restricted Stock to be held in custody by the Corporation.

7.7     Except as provided in this Article VII or in the related Award Agreement, a Participant receiving an Award of shares of Restricted Stock Award shall have, with respect to such shares, all rights of a shareholder of the Corporation, including the right to vote the shares and the right to receive any distributions; provided, however, the Committee may require that any cash dividends with respect to such shares of Restricted Stock shall be automatically reinvested in additional shares of Restricted Stock subject to the same restrictions as the underlying Award, or may require that cash dividends and other distributions on Restricted Stock shall be withheld by the Corporation or its Subsidiaries for the account of the Participant. The Committee shall determine whether interest shall be paid on amounts withheld, the rate of any such interest, and the other terms applicable to such withheld amounts.

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ARTICLE VIII -- STOCK AWARDS

8.1    The Committee, in its sole discretion, may from time to time on or after the Effective Date grant Stock Awards to Eligible Persons in payment of compensation that has been earned or as compensation to be earned, including without limitation compensation awarded or earned concurrently with or prior to the grant of the Stock Award, subject to the terms and conditions set forth in this Article VIII.

8.2    For the purposes of this Plan, in determining the value of a Stock Award, all shares of Common Stock subject to such Stock Award shall be valued at not less than one hundred percent (100%) of the Fair Market Value of such shares of Common Stock on the Grant Date of such Stock Award, regardless of when such shares of Common Stock are issued, and one or more certificates delivered, to the Participant.

8.3    Unless otherwise determined by the Committee and set forth in the related Award Agreement, shares of Common Stock subject to a Stock Award will be issued, and one or more certificates representing such shares will be delivered, to the Participant as soon as practicable following the Grant Date of such Stock Award. Upon the issuance of such shares and the delivery of one or more certificates representing such shares to the Participant, such Participant shall be and become a shareholder of the Corporation fully entitled to receive dividends, to vote and to exercise all other rights of a shareholder of the Corporation. Notwithstanding any other provision of this Plan, unless the Committee expressly provides otherwise respect to a Stock Award, as set forth in the related Award Agreement, no Stock Award shall be deemed to be an outstanding Award for purposes of the Plan.

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ARTICLE IX -- PERFORMANCE SHARES

9.1    The Committee, in its sole discretion, may from time to time on or after the Effective Date award Performance Shares to Eligible Persons as an incentive for the performance of future services that will contribute materially to the successful operation of the Corporation and its Subsidiaries, subject to the terms and conditions set forth in this Article IX.

9.2    The Committee shall determine the terms and conditions of any Award of Performance Shares, which shall be set forth in the related Award Agreement, including without limitation:

(a)   the purchase price, if any, to be paid for such Performance Shares, which may be zero, subject to such minimum consideration as may be required by applicable law;
(b)   the performance period (the "Performance Period") and/or performance objectives (the "Performance Objectives") applicable to such Awards;
(c)    the number of Performance Shares that shall be paid to the Participant if the applicable Performance Objectives are exceeded or met in whole or in part; and
(d)   the form of settlement of a Performance Share.
9.3     At any date, each Performance Share shall have a value equal to the Fair Market Value of a share of Common Stock, determined as set forth in Section 2.16.

9.4    Performance Periods may overlap, and Participants may participate simultaneously with respect to Performance Shares for which different Performance Periods are prescribed.

9.5     Performance Objectives may vary from Participant to Participant and between Awards and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings per share or return on equity. If during the course of a Performance Period there shall occur significant events which the Committee expects to have a substantial effect on the applicable Performance Objectives during such period, the Committee may revise such Performance Objectives.

9.6    In the discretion of the Committee and as set forth in the Award Agreement for an Award of Performance Shares, all Performance Shares held by a Participant and not earned shall be forfeited by the Participant upon the Participant's Termination of Service. Notwithstanding the foregoing, unless otherwise provided in an Award Agreement with respect to an Award of Performance Shares, in the event of the death, Disability or Retirement of Participant during the applicable Performance Period, or in other cases of special circumstances (including hardship or other special circumstances of a Participant whose employment is involuntarily terminated), the Committee may determine to make a payment in settlement of such Performance Shares at the end of the Performance Period, based upon the extent to which the Performance Objectives were satisfied at the end of such period and pro rated for the portion of the Performance Period during which the Participant was employed by the Corporation or a Subsidiary; provided, however, that the Committee may provide for an earlier payment in settlement of such Performance Shares in such amount and under such terms and conditions as the Committee deems appropriate or desirable.

9.7     The settlement of a Performance Share shall be made in cash, whole shares of Common Stock or a combination of thereof and shall be made as soon as practicable after the end of the applicable Performance Period. Notwithstanding the foregoing, the Committee in its discretion may allow a Participant to defer payment in settlement of Performance Shares on terms and conditions approved by the Committee and set forth in the related Award Agreement entered into in advance of the time of receipt or constructive receipt of payment by the Participant.

9.8     The Committee shall have the authority to place restrictions on the Performance Shares including, but not limited to, restrictions on transfer following receipt of such shares.

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    ARTICLE X --  CHANGES OF CONTROL OR OTHER FUNDAMENTAL CHANGES

10.1     Upon the occurrence of a Change of Control and unless otherwise provided in the Award Agreement with respect to a particular Award:

(a)   all outstanding Stock Options shall become immediately exercisable in full, subject to any appropriate adjustments in the number of shares subject to the Stock Option and the Option Price determined pursuant to the provisions of the Plan, and shall remain exercisable for the remaining term of such Stock Option, regardless of any provision in the related Award Agreement limiting the exercisability of such Stock Option or any portion thereof for any length of time;
(b)   all outstanding Performance Shares with respect to which the applicable Performance Period has not been completed shall be paid out as soon as practicable as follows:
(i)   all Performance Objectives applicable to the Award of Performance Shares shall be deemed to have been satisfied to the extent necessary to result in payment of one hundred percent (100%) of the Performance Shares covered by the Award;
(ii)   the applicable Performance Period shall be deemed to have been completed upon occurrence of the Change of Control;
(iii)   the payment to the Participant in settlement of the Performance Shares shall be the amount determined by the Committee, in its sole discretion, or in the manner stated in the Award Agreement, as multiplied by a fraction, the numerator of which is the number of full calendar months of the applicable Performance Period that have elapsed prior to occurrence of the Change of Control, and the denominator of which is the total number of months in the original Performance Period; and
(iv)   upon the making of any such payment, the Award Agreement as to which it relates shall be deemed terminated and of no further force and effect.
(c)     all outstanding shares of Restricted Stock with respect to which the restrictions have not lapsed shall be deemed vested, and all such restrictions shall be deemed lapsed and the Restriction Period ended. 10.2     Anything contained herein to the contrary notwithstanding, upon the dissolution or liquidation of the Corporation each Award granted under the Plan and then outstanding shall terminate; provided, however, that following the adoption of a plan of dissolution or liquidation, and in any event prior to the effective date of such dissolution or liquidation, each such outstanding Award granted hereunder shall be exercisable in full and all restrictions shall lapse, to the extent set forth in Section 10.1(a), (b) and (c) above.

10.3     After the merger of one or more corporations into the Corporation or any Subsidiary, any merger of the Corporation into another corporation, any consolidation of the Corporation or any Subsidiary of the Corporation and one or more corporations, or any other corporate reorganization of any form involving the Corporation as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the Common Stock, each Participant shall, at no additional cost, be entitled, upon any exercise of such Participant's Stock Option, to receive, in lieu of the number of shares as to which such Stock Option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such Participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such Participant had been a holder of record of a number of shares of Common Stock equal to the number of shares as to which such Stock Option shall then be so exercised. Comparable rights shall accrue to each Participant in the event of successive mergers, consolidations or reorganizations of the character described above. The Committee may, in its discretion, provide for similar adjustments upon the occurrence of such events with regard to other outstanding Awards under this Plan. The foregoing adjustments and the manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustment may provide for the elimination of any fractional shares which might otherwise become subject to an Award. All adjustments made as the result of the foregoing in respect of each Incentive Stock Option shall be made so that such Incentive Stock Option shall continue to be an Incentive Stock Option, as defined in Section 422 of the Code.

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ARTICLE XI -- AMENDMENT AND TERMINATION

11.1     Subject to the provisions of Section 11.2, the Board of Directors, upon recommendation of the Committee or otherwise, at any time and from time to time may amend or terminate the Plan as may be necessary or desirable to implement or discontinue the Plan or any provision hereof. To the extent required by the Act or the Code, however, no amendment, without approval by the Corporation's shareholders, shall:

(a)   materially alter the group of persons eligible to participate in the Plan;
(b)   except as provided in Section 3.6, increase the maximum number of shares of Common Stock that are available for Awards under the Plan;
(c)   extend the period during which Incentive Stock Option Awards may granted beyond November 21, 2012; or
(d)   alter the class of individuals eligible to receive an Incentive Stock Option or increase the limit on Incentive Stock Options set forth in Section 4.1(d) or the value of shares of Common Stock for which an Eligible Employee may be granted an Incentive Stock Option.
11.2     No amendment to or discontinuance of the Plan or any provision hereof by the Board of Directors or the shareholders of the Corporation shall, without the written consent of the Participant, adversely affect (in the sole discretion of the Committee) any Award theretofore granted to such Participant under this Plan; provided, however, that the Committee retains the right and power to:
(a)   annul any Award if the Participant is terminated for cause as determined by the Committee; and
(b)   convert any outstanding Incentive Stock Option to a Nonqualified Stock Option.
11.3    If a Change of Control has occurred, no amendment or termination shall impair the rights of any person with respect to an outstanding Award as provided in Article X.

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ARTICLE XII --  MISCELLANEOUS PROVISIONS

12.1     Nothing in the Plan or any Award granted hereunder shall confer upon any Participant any right to continue in the employ of the Corporation or its Subsidiaries or to serve as a Director or shall interfere in any way with the right of the Corporation or its Subsidiaries or the shareholders of the Corporation, as applicable, to terminate the employment of a Participant or to release or remove a Director at any time. Unless specifically provided otherwise, no Award granted under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of the Corporation or its Subsidiaries for the benefit of their respective employees unless the Corporation shall determine otherwise. No Participant shall have any claim to an Award until it is actually granted under the Plan and an Award Agreement has been executed and delivered to the Corporation. To the extent that any person acquires a right to receive payments from the Corporation under the Plan, such right shall, except as otherwise provided by the Committee, be no greater than the right of an unsecured general creditor of the Corporation. All payments to be made hereunder shall be paid from the general funds of the Corporation, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts, except as provided in Article VII with respect to Restricted Stock and except as otherwise provided by the Committee.

12.2     The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. Any provision herein relating to compliance with Rule 16b-3 under the Act shall not be applicable with respect to participation in the Plan by Participants who are not subject to Section 16 of the Act.

12.3    The terms of the Plan shall be binding upon the Corporation, its successors and assigns.

12.4    Neither a Stock Option nor any other type of equity-based compensation provided for hereunder shall be transferable except as provided for in Section 6.2. In addition to the transfer restrictions otherwise contained herein, additional transfer restrictions shall apply to the extent required by federal or state securities laws. If any Participant makes such a transfer in violation hereof, any obligation hereunder of the Corporation to such Participant shall terminate immediately.

12.5     This Plan and all actions taken hereunder shall be governed by the laws of the State of North Carolina.

12.6     Each Participant exercising an Award hereunder agrees to give the Committee prompt written notice of any election made by such Participant under Section 83(b) of the Code, or any similar provision thereof.

12.7     If any provision of this Plan or an Award Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award Agreement under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, it shall be stricken and the remainder of the Plan or the Award Agreement shall remain in full force and effect.

12.8     The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Corporation or any of its Subsidiaries to make adjustments, reclassification, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

12.9     The Plan is not subject to the provisions of ERISA or qualified under Section 401(a) of the Code.

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12.10    If a Participant is required to pay to the Corporation an amount with respect to income and employment tax withholding obligations in connection with (i) the exercise of a Nonqualified Stock Option, (ii) certain dispositions of Common Stock acquired upon the exercise of an Incentive Stock Option, or (iii) the receipt of Common Stock pursuant to any other Award, then the transfer of Common Stock to such Participant shall not be made unless such withholding tax or other withholding liabilities shall have been satisfied in a manner acceptable to the Corporation. The Committee, in its sole discretion and subject to such rules as it may adopt, may permit the Participant to satisfy such obligation, in whole or in part, by making an irrevocable election that a portion of the total Fair Market Value of the shares of Common Stock be paid in the form of cash in lieu of the issuance of Common Stock and that such cash payment be applied to the satisfaction of the withholding obligations. The amount to be withheld shall not exceed the statutory minimum federal and state income and employment tax liability arising from the transfer of the Common Stock to the Participant. Notwithstanding any other provision of the Plan, any election under this Section is required to satisfy the applicable requirements of Rule 16b-3 under the Act.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

RUDDICK CORPORATION

ANNUAL MEETING, FEBRUARY 20, 2003

KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Ruddick Corporation, a North Carolina corporation, hereby constitutes and appoints Alan T. Dickson, R. Stuart Dickson and Roddey Dowd, Sr., and each of them, attorneys and proxies, with full power of substitution, to act for and on behalf of the undersigned to vote all shares of Ruddick Corporation Common Stock that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held in the Auditorium, 12th Floor, Two Wachovia Center, 301 S. Tryon Street, Charlotte, North Carolina on Thursday, February 20, 2003, at 10:00 A.M., E.S.T. and any adjournment or adjournments thereof, as set forth on the reverse side.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE AND THIS PROXY CARD IS SIGNED AND RETURNED, THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE NOMINEES FOR DIRECTOR LISTED IN PROPOSAL 1, IN FAVOR OF PROPOSAL 2 AND IN THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

This proxy card, when signed and returned, will also constitute voting instructions to T. Rowe Price Trust Company to vote or cause to be voted the shares held by T. Rowe Price Trust Company for the account of the undersigned in the Ruddick Employee Stock Ownership Plan. If this proxy card is not returned, or is returned unsigned, the shares will not be voted.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated December 23, 2002, and the Proxy Statement furnished therewith.

PLEASE VOTE, DATE AND SIGN ON REVERSE, AND
RETURN PROMPTLY IN THE ENCLOSED ENVELOPE

                  HAS YOUR ADDRESS CHANGED?                  DO YOU HAVE ANY COMMENTS?

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[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

RUDDICK CORPORATION

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]

RECORD DATE SHARES:

Please be sure to sign and
date this Proxy.                                                                                       Date

-----------------------------------------------     -----------------------------------------------------

-----------------------------------------------      -----------------------------------------------------
Shareholder sign here                                                                       Co-owner sign here

1. Election of the following six nominees as Directors listed below for the terms indicated in the Proxy Statement.
John R. Belk	John P. Derham Cato	Thomas W. Dickson	James E. S. Hynes	Robert H. Spilman, Jr.	Harold C. Stowe

                  For All Nominees                               Withhold                                      For All Except
                            [ ]                                                   [ ]                                                     [ ]

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2. Approval of the 2002 Comprehensive Stock Option and Award Plan.

                               For                                              Against                                             Abstain
                               [ ]                                                    [ ]                                                     [ ] 3. The proxies are authorized to act upon any other business which may properly be brought before said meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) on the stock certificate, as printed on this proxy card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation or a partnership, this signature should be that of an authorized officer or partner who should state his or her title.

DETACH CARD                                                                                                   DETACH CARD